UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Multi-Manager Large-Cap Value Fund	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	—	NQCCX	NQCQX	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	—	NSMCX	NSQRX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	—	NSCCX	NSCOX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOBX	NVOCX	NTVTX	NVORX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other fac-tors. The Funds disclaim any obli-gation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Multi-Manager Large Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), Nuveen Asset Management, LLC, and Symphony Asset Management LLC. Nuveen Asset Management and Symphony are affiliates of Nuveen Investments. Jerrold Sensor, CFA, and Thomas Wenzel, CFA, oversee the portion of the Fund’s assets managed by ICAP, while Keith Hembre, CFA and Walter French oversee the Fund’s assets managed by Nuveen Asset Management. Gunther Stein and Ross Sakamoto oversee the portion of the Fund’s assets managed by Symphony. After the reporting period ended, on August 1, 2012, Thomas Cole, CFA was named portfolio manager for the portion of the Fund’s assets managed by ICAP and Joel Drescher was named portfolio manager for the portion of the Fund’s assets managed by Symphony. The Fund’s current portfolio managers will continue to serve as portfolio managers for the Fund.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Nuveen Small/Mid-Cap Value and Small-Cap Value Funds.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments. During the reporting period, Tradewinds announced that Dave Iben, Co-President and Chief Investment Officer of Tradewinds, decided to leave the firm during the second calendar quarter. Emily Alejos and Drew Thelen have assumed investment leadership and oversight responsibilities, now serving as Co-Chief Investment Officers for Tradewinds. As integral members of the Tradewinds investment team, Emily and Drew have worked together for more than five years. Each brings significant investment experience to the next stage of Tradewinds’ development. Effective April 1, 2012, Joann Barry, CFA and F. Rowe Michels, CFA were named portfolio managers of the Fund, and David Iben no longer serves as portfolio manager.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended June 30, 2012?

During the reporting period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting, the central bank affirmed its opinion that economic conditions would likely

Nuveen Investments	5

warrant keeping the rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.7% year-over-year as of June 2012, the same figure as May 2012, which was the lowest twelve-month rate of change since February 2011. Core CPI (which excludes food and energy) increased 2.2% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.3% figure reported in the previous three months. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.2% in June 2012. While this figure was down from 9.1% one year ago, it was still a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended May 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 0.7%. Housing prices remained at the lowest levels since spring 2003, down more than one-third from their summer 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

The U.S. equity market appreciated during the reporting period notwithstanding increased concerns regarding global economic growth and a sovereign debt crisis in Europe that have plagued stocks more recently. The best performing sectors in the Russell 1000 Value Index for the year were consumer discretionary, health care and utilities. The worst performing sectors were energy, finance, and materials & processing. Energy stocks performed poorly mostly due to extremely weak natural gas prices, concern that high gasoline prices globally were placing a strain on economic growth, and worries over whether China could maintain a sufficient economic growth rate to drive continued demand growth (an issue for commodities generally).

During the reporting period, global equity markets experienced periods of extreme volatility. The coordinated move by central banks provided a psychological boost in equity markets, but the impact proved to be short lived. Global markets rebounded in the first quarter of 2012, as there were positive returns in broad indices. The Volatility Index (VIX) declined, ending the first quarter at a five-year low and implying a generally confident view among investors. However, the second quarter saw equity declines driven by macro uncertainty. The U.S. financial sector notably retracted first quarter gains, with major banks suffering from Eurozone headwinds via capital markets operations. Energy

6	Nuveen Investments

companies also broadly traded lower, as investors extrapolated extended soft cyclical demand indefinitely into the future. U.S. treasuries and the U.S. dollar displayed resilience, however, since investors continue to flock to these perceived safe havens.

How did the Funds perform during the twelve-month reporting period ended June 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended June 30, 2012. Each Funds’ Class A Share total returns are compared with the performance of their corresponding market indexes and peer group averages. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Nuveen Multi-Manager Large-Cap Value Fund’s Class A Shares at net asset value (NAV) outperformed the comparative Lipper classification average, but underperformed both the S&P 500® and the Russell 1000® Value indexes over the twelve-month period ended June 30, 2012.

The Fund uses three separate sub-advisers to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change and monitors these holdings closely to determine if circumstances change. For the Nuveen Asset Management portion of the Fund, we create proprietary models to help establish quantitative links between economic/market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We also use historical analysis of these drivers to estimate equity market return and the relative contribution to market returns for a comprehensive list of investment factors. We evaluate each stock in the investable universe to determine its sensitivity to the expected returns for each factor and estimate a potential contribution for each stock. The Fund’s portfolio will include stocks that we believe target the highest expected returns within the established risk budget. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk reward balance versus the stated benchmark.

The ICAP managed portion of the Fund gained modest value in absolute terms but lagged the results of the Russell 1000 Value Index. The past year was a volatile investment environment, as the stock market dropped sharply in the third quarter of 2011, rebounded strongly in the period’s subsequent two quarters and then pulled back

Nuveen Investments	7

modestly in the second quarter of 2012. Both security selection and sector allocation detracted from the portfolio’s relative performance. The financials and energy sectors added to results compared with the Russell benchmark, while the health care and consumer staples groups detracted. The portfolio benefited the most from being overweight in consumer staples and underweight in financials. However, the Fund had no exposure to utilities, which, given that sector’s strength, was a negative factor.

Throughout the reporting period, we consistently followed our bottom-up stock-selection investment process. We selected investments individually, based on our assessment of their valuation and prospects for price improvement compared with other stocks. We bought or added to stocks that we believed offered good value as well as a potential catalyst for a rising stock price and continued to sell or reduce exposure to securities that, in our view, offered limited upside potential. We adjusted the portfolio as market conditions changed or when we found opportunities to buy and sell securities that we believed would add value for our shareholders. As one example, the portfolio’s weighting in the capital spending sector increased after we bought shares of diversified conglomerate General Electric and diesel engine manufacturer Cummins Inc. Meanwhile, in the technology sector, we added shares of network communications company Cisco Systems. In contrast, we eliminated the Fund’s stake in beverage and snack food maker PepsiCo and restaurant chain McDonald’s and we reduced the portfolio’s weighting in The Coca-Cola Company, the global beverage giant. On an individual basis, the Fund’s top contributors to relative performance were software maker Microsoft, the Coca-Cola Company and U.K. based wireless communications provider, Vodafone.

The three largest relative detractors were auto-parts manufacturer Johnson Controls, insurance company MetLife and Procter & Gamble, maker of household and personal care products. Johnson Controls was hurt by its high exposure to the underperforming automotive sector. The prospects for continued low interest rates and, accordingly, lower investment income, weighed on shares of MetLife. Procter & Gamble lagged, as increased price competition and higher commodity costs hurt the firm’s profit margins.

The portion of the portfolio managed by Nuveen Asset Management was overweight energy and information technology and underweight staples, utilities, industrials and consumer discretionary. The largest single sector overweight was information technology. This position contributed negatively to the Fund’s relative performance versus the index. Performance attributable to the individual stock holdings within each sector was a negative for the Fund during the reporting period, with the stock picks within the consumer discretionary sector having the largest negative impact. The holdings within the energy, health care and staples sectors were also a negative for the Fund. Holdings within the utilities, industrials and information technology sectors resulted in positive relative performance for the Fund.

For the portion of the portfolio managed by Symphony, we remained invested in companies with relatively strong fundamentals. We benefited from stock selection in the information technology sector, health care and consumer staples sectors. In particular, Expedia and Hewlett-Packard positively contributed to performance. Stock selection in the energy and consumer discretionary sectors detracted from performance. Also negatively impacting performance was Visteon Corporation.

8	Nuveen Investments

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at net asset value (NAV) for the Nuveen NWQ Multi-Cap Value Fund underperformed S&P 500® and the Russell 3000® Value indexes and its Lipper classification average for the twelve-month period ended June 30, 2012.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

During the reporting period, three holdings received takeover bids, including Motorola Mobility Holdings, Northgate Minerals and Petrohawk Energy. Motorola Mobility received an all cash takeover offer from Google Inc. at $40 per share. The catalyst for the acquisition was Motorola’s extensive patent portfolio, which Google plans to use to protect its Android franchise. Northgate Minerals Corp. was acquired by AuRico Gold in an all stock deal. We trimmed our position on strength after the deal was announced, and subsequently repurchased the shares at a lower price. Petrohawk Energy Inc. accepted an all cash takeover offer from BHP Billiton Ltd. for $38.75 per share, a 65% premium to the stock’s previous day closing price.

Several positions detracted from performance, including General Motors. The company declined on concerns regarding the slowing economy and the potential impact on volumes and pricing, as well as struggles with restructuring efforts at its European and Brazilian operations.

Hartford Financial Services Group declined given fundamental challenges in its life operations and the continued low interest rate environment that is pressuring margins. Responding to shareholder pressure, the company recently announced a strategic restructuring whereby it will focus on property casualty by divesting its life and retirement businesses, and put its annuity business into runoff. Lastly, Talisman Energy Inc. underperformed given a sharp decline in natural gas prices and ongoing delays at its Yme project in the North Sea. Historical capital allocation decisions have also been a concern. We believe these issues should subside as new management appears capable at resolving the prior management’s challenges.

We strategically added several positions throughout the reporting period, including American International Group (AIG), Best Buy Co., Canadian Natural Resources, Cisco Systems and Hewlett-Packard. We also eliminated several positions due to more attractive investment opportunities. These included Amgen, Genworth Financial, Hess Corporation, Philip Morris International, Aurizon Mines, Merck & Co., Motorola Solutions and Vertex Pharmaceutical.

Nuveen NWQ Large-Cap Value Fund

Class A Shares at net asset value (NAV) for the Nuveen NWQ Large-Cap Value Fund underperformed its comparative Lipper classification average and the Russell 1000® Value Index for the twelve-month period ended June 30, 2012.

Nuveen Investments	9

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Several positions positively contributed to performance including Motorola Mobility Holdings, CA Inc. and Phillip Morris International Inc. Motorola Mobility received an all cash takeover offer from Google Inc. at $40 per share. The catalyst for the acquisition was Motorola’s extensive patent portfolio, which Google plans to use to protect its Android franchise. CA Inc. appreciated as management announced that it will return $2.5 billion of capital to shareholders through 2014 by raising its dividend 400% and repurchasing shares (equating to roughly 80% of the company’s free cash flows). These are actions that we have strongly supported. CA’s strengthened management team has made strides to improve the company’s market position and enhance shareholder value through a strategic restructuring and increased focus on internal operations. Philip Morris International Inc. benefited from market share gains in Japan due to supply disruptions by their main competitor Japan Tobacco, and favorable fundamental trends in various markets in Europe.

Declines in the Fund’s energy and finance holdings contributed significantly to underperformance for the year. The Fund’s energy stocks performed poorly due to declining crude oil prices, sluggish demand, and extremely weak natural gas prices. Natural gas prices reached 10 year lows during the period as mild winter weather and falling coal prices resulted in a glut of gas in North America storage. Financial stocks were pressured by concerns of the European sovereign debt crisis, historically low interest rates, and uncertainty regarding the implementation of new regulations. We believe the fundamentals and operating metrics of the Fund’s bank and insurance holdings have improved significantly since the 2008 financial crisis, while valuations reflect extremely low expectations. Several other positions which detracted from performance included General Motors, Hartford Financial Services Group and Talisman Energy. General Motors declined on concerns regarding the slowing economy and the potential impact on volumes and pricing, as well as struggles with restructuring efforts at its European and Brazilian operations. While GM Europe remains a challenge as weak demand and structural overcapacity is pressuring margins, a new product lineup coming out in 2013 that will replace the GMT900 truck platform looks very promising. Overall the GM investment case remains attractive as the company has a healthy balance sheet and is well positioned in emerging markets, particularly China. Hartford Financial Services Group declined given fundamental challenges in its life operations and the continued low interest rate environment that is pressuring margins. Lastly, Talisman Energy Inc. underperformed given a sharp decline in natural gas prices and ongoing delays at its Yme project in the North Sea.

We strategically added several positions throughout the reporting period, including American International Group (AIG), Best Buy Co., Canadian Natural Resources, Cisco Systems and Hewlett-Packard. We also eliminated several positions due to more attractive

10	Nuveen Investments

investment opportunities. These included Amgen, Genworth Financial, Hess Corporation, Lockhead Martin Corp. and Motorola Solutions.

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2500® Value Index and its Lipper classification average for the twelve-month period ended June 30, 2012.

The Fund continued to follow its disciplined investment approach which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month reporting period, performance was driven by strong stock selection in the health care and consumer discretionary sectors. This was offset by weakness in materials and processing and durables. Several positions contributed to performance including Vertex Pharmaceuticals. The company’s shares rose sharply during the period after announcing interim data from Phase II studies of KALYDECO + VX-809, its combo drug for treatment of a small portion of the cystic fibrosis population. Shares of Elizabeth Arden rose during the period as the company announced several new fragrance licensing agreements and further clarified the timeline for the global relaunch of the Elizabeth Arden brand. Shares were particularly strong on the announcement that the company had acquired the global licenses for Justin Bieber fragrances. The Arden relaunch remains the company’s single biggest opportunity. Also positively contributing to performance was Northgate Minerals. The company was our best performing gold stock as the company entered into a definitive agreement to be acquired by AuRico Gold in an all-stock deal. The new entity will have five operating gold mines and a sixth scheduled to come online in 2012.

Several positions detracted from performance including Thompson Creek. The company’s shares declined on concerns over a funding gap for the company’s Mt. Milligan project in central British Columbia. The company’s copper and gold project at Mt. Milligan should add growth and diversification to the company in the longer term. Real estate operator Forestar underperformed during the period as a result of the mid-cycle economic slowdown and the perception that housing prices could decline again. Our energy stocks declined in conjunction with a weak energy market as oil prices plunged on fears of slowing growth. We continue to believe that rising global demand and limited supply will support oil prices going forward. Denbury Resources detracted from performance, after weather delays prompted the company to lower production guidance at their Bakken Development. We strategically added several positions throughout the reporting period, including Inter Parfums Inc. and TriMas Corporation. We also eliminated several positions due to more attractive investment opportunities, these included Arch Coal and Graftech.

Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Value Index and its Lipper classification average for the twelve-month period ended June 30, 2012.

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Over the reporting period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Stock selection in the consumer discretionary, technology and consumer staples sectors drove the Fund’s performance. Several positions positively contributed to performance including Smart Balance. Shares of Smart Balance rose sharply in June (2012) after the company’s announcement that it had acquired Udi, the number one producer by sales of gluten-free food products. Also positively contributing to performance was Standard Microsystems. The company’s shares rose during the second quarter following the announced acquisition of the company by Microchip Technology at a significant premium. Under the terms of the agreement, Microchip Technology will acquire all outstanding common stock of Standard Microsystems.

Shares of Elizabeth Arden rose during the period as the company announced several new fragrance licensing agreements and further clarified the timeline for the global relaunch of the Elizabeth Arden brand. Shares were particularly strong on the announcement that the company had acquired the global licenses for Justin Bieber fragrances. The Arden relaunch remains the company’s single biggest opportunity.

Several positions detracted from performance during the reporting period. In particular, the performance of stocks within the energy sector reflected the sharp decline in crude oil prices late in the reporting period. Shares of Carrizo Oil & Gas fell as oil prices weakened due to well-supplied oil inventories, sluggish demand and a strengthening U.S. dollar. While the backdrop of further economic weakness and lower crude prices does have us monitoring the risk/reward of our investments, we continue to find shares of Carrizo extremely attractive. Also detracting from performance was Thompson Creek. The company’s shares declined on concerns over a funding gap for the company’s Mt. Milligan project in central British Columbia. The company’s copper and gold project at Mt. Milligan should add growth and diversification to the company in the longer term. Lastly, real estate operator Forestar underperformed during the period as a result of the mid cycle economic slowdown and the perception that housing prices could decline again.

We strategically added several positions throughout the reporting period, including Inter Parfums Inc., Neenah Paper Inc., GP Strategies Corp., Homestreet Inc. and Methode Electronics. We also eliminated several positions due to more attractive investment opportunities. These included Golfsmith and Temple-Inland.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 3000 Value Index and the Lipper classification average for the twelve-month period ended June 30, 2012. It should be noted that the Fund has held, and is expected to continue to

12	Nuveen Investments

hold, securities that are not included in the comparative index shown in this report. Due to the difference between the securities held by the Fund and the composition of the index, we would expect there to be some differences over time between the Fund and the index in terms of performance, composition, and/or risk profile.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process.

Appreciation in select technology companies had a positive effect on performance. One of these top contributors was Microsoft Corporation. The company is expected to have major upgrades throughout the next few years, which we believe will drive sales upwards.

Another top contributor to performance was Georgia Gulf Corporation, a producer of chlorovinyls, aromatics and building products. Westlake Chemical offered $30/share in a hostile bid; Georgia Gulf shares were trading above the bid while rumors were swirling that it would take at least $40 to get the deal done. We eventually sold this position after the shares reached what we believed was fair value. Wal-Mart Stores, the world’s largest retailer operating discount stores, supercenters and warehouse clubs was also a top performer. The company experienced an increase in stock price after Investor Day announced a number of positive points on sales, expenses and income guidance. Investors also reacted positively to favorable trends in earnings per share and annual dividend growth. The shares reached fair value, and as a result, we trimmed and eventually sold out of our position in this name.

As has been the case for some time now, one of the areas where we have seen extensive business sustainability yet declining stock prices is in select gold mining companies. Toward the end of 2011, underperformance in gold producers was due to production shortfalls, continued rising input costs and relatively lackluster fourth quarter stock performance following capital flight out of commodities stocks. In 2012, the price-to-earnings measures for some of the gold firms we hold have dipped lower than the average for the general global market, despite historical premium valuations. We have maintained substantial exposures to these companies over the last few years as they have commonly been offered at what we view as “sale prices” in relation to the assets they control. We see recent spot price declines as temporary deviations from the long-term trend of a growing level of demand relative to fewer available quantities of the metal, placing well-resourced producers in a strong operating position. Kinross Gold Corp. is an international gold mining company based in Canada, with operations and development projects in Canada, U.S. and Russia among other countries. During the reporting period, the company drew investor apprehension due to labor and cost challenges at its Tasiast mine in Mauritania and tax negotiations at its Ecuadorian Fruta del Norte project.

Newcrest Mining is a gold mining firm that also produces copper as a byproduct of its activities. The company’s shares have suffered from weakness in gold spot prices. We continue to see the company’s abundant reserves, relatively large production volumes, and diversified mining assets as attractive at current prices.

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In the energy sector, Arch Coal Inc. was a bottom performer in the last half of 2011 after the company missed revenue estimates and cut the year’s EPS forecast due to lost production in one of its mines. The company is the second largest coal producer in the U.S. and the second largest by reserves. Price dynamics in natural gas have caused declines in demand for coal, and Arch also suffered after a recent decision to cut its dividend. While sentiment remains negative in the short-term, we believe the company’s recent debt restructuring dramatically reduces liquidity concerns.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Funds are subject to market risk and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Investments in small- and mid-cap companies such as those held in the Nuveen Multi- Manager Large-Cap Value Fund, the Nuveen NWQ Small/Mid-Cap Value Fund, the Nuveen Small-Cap Value Fund, and the Nuveen Tradewinds Value Opportunities Fund are subject to greater volatility.

The Nuveen Multi-Manager Large-Cap Value Fund is also subject to the risk that the sub- advisers’ investment decisions may not complement one another.

14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Multi-Manager Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year*	10-Year*
Class A Shares at NAV	0.19%	-1.43%	4.67%
Class A Shares at maximum Offering Price	-5.60%	-2.59%	4.05%
S&P 500® Index**	5.45%	-0.22%	5.33%
Russell 1000® Value Index**	3.01%	-2.19%	5.28%
Lipper Large-Cap Value Funds Classification Average**	-0.15%	-2.65%	4.34%

Class B Shares w/o CDSC	-0.56%	-2.16%	4.04%
Class B Shares w/CDSC	-4.51%	-2.31%	4.04%
Class C Shares	-0.51%	-2.16%	3.89%
Class R3 Shares	0.04%	-1.71%	4.39%
Class I Shares	0.45%	-1.19%	4.93%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.22%	1.18%
Class B Shares	1.97%	1.93%
Class C Shares	1.97%	1.93%
Class R3 Shares	1.49%	1.43%
Class I Shares	0.97%	0.93%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% (1.20% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year*	10-Year*
Class A Shares at NAV	-4.29%	-5.97%	5.07%
Class A Shares at maximum Offering Price	-9.81%	-7.08%	4.45%
S&P 500® Index**	5.45%	0.22%	5.33%
Russell 3000® Value Index**	2.64%	-2.10%	5.37%
Lipper Multi-Cap Core Funds Classification Average**	-1.69%	-0.99%	5.29%

Class B Shares w/o CDSC	-4.98%	-6.67%	4.44%
Class B Shares w/CDSC	-8.78%	-6.85%	4.44%
Class C Shares	-4.98%	-6.67%	4.29%
Class R3 Shares	-4.48%	-6.22%	4.80%
Class I Shares	-4.02%	-5.73%	5.34%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.38%
Class B Shares	2.13%
Class C Shares	2.13%
Class R3 Shares	1.63%
Class I Shares	1.13%

*	The returns for Class I Shares are actual. The returns for Class A, B and C shares are actual for the period since class inception on 12/09/02; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year*	Since Inception*
Class A Shares at NAV	-7.99%	-4.17%	-2.61%
Class A Shares at maximum Offering Price	-13.27%	-5.30%	-3.64%
Russell 1000® Value Index**	3.01%	-2.19%	-0.92%
Lipper Large-Cap Value Funds Classification Average**	-0.15%	-2.65%	1.20%

Class C Shares	-8.64%	-4.88%	-3.32%
Class R3 Shares	-8.19%	-4.41%	-2.85%
Class I Shares	-7.73%	-3.93%	-2.36%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.20%
Class C Shares	1.95%
Class R3 Shares	1.45%
Class I Shares	0.95%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year*	Since Inception*
Class A Shares at NAV	-1.41%	-1.68%	-0.33%
Class A Shares at maximum Offering Price	-7.05%	-2.84%	-1.39%
Russell 2500® Value Index**	-1.49%	-0.20%	0.84%
S&P Lipper Small-Cap Core Funds Classification Average**	-3.77%	0.08%	1.53%

Class C Shares	-2.13%	-2.44%	-1.10%
Class R3 Shares	-1.63%	-2.16%	-0.79%
Class I Shares	-1.16%	-1.68%	-0.30%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.88%	1.33%
Class C Shares	2.62%	2.08%
Class R3 Shares	2.13%	1.58%
Class I Shares	1.62%	1.08%

The investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year*	Since Inception*
Class A Shares at NAV	3.09%	-2.32%	4.22%
Class A Shares at maximum Offering Price	-2.84%	-3.47%	3.41%
Russell 2000® Value Index**	-1.44%	-1.05%	3.71%
Lipper Small-Cap Core Funds Classification Average**	-3.77%	0.08%	4.66%

Class C Shares	2.36%	-3.03%	3.47%
Class R3 Shares	2.85%	-2.57%	3.96%
Class I Shares	3.38%	-2.07%	4.49%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year*	Since Inception*
Class A Shares at NAV	-12.46%	2.62%	8.92%
Class A Shares at maximum Offering Price	-17.49%	1.41%	8.07%
Russell 3000® Value Index**	2.64%	-2.10%	3.33%
Lipper Global Multi-Cap Core Funds Classification Average**	-7.23%	-2.55%	3.12%

Class B Shares w/o CDSC	-13.14%	1.85%	8.10%
Class B Shares w/ CDSC	-16.34%	1.69%	8.10%
Class C Shares	-13.11%	1.85%	8.10%
Class R3 Shares	-12.67%	2.36%	8.64%
Class I Shares	-12.27%	2.87%	9.19%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.20%
Class B Shares	1.95%
Class C Shares	1.95%
Class R3 Shares	1.45%
Class I Shares	0.95%

*	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Holding Summaries as of June 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Multi-Manager Large-Cap Value Fund

Portfolio Allocation1

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	10.3%
Insurance	7.0%
Commercial Banks	5.7%
Diversified Financial Services	4.5%
Media	3.8%
Industrial Conglomerates	3.5%
Diversified Telecommunication Services	3.3%
Health Care Providers & Services	2.9%
Semiconductors & Equipment	2.6%
Aerospace & Defense	2.5%
Communication Equipment	2.1%
Capital Markets	2.1%
Consumer Finance	2.1%
Food Products	2.1%
IT Services	1.9%
Chemicals	1.8%
Software	1.7%
Electric Utilities	1.7%
Health Care Equipment & Supplies	1.6%
Machinery	1.6%
Computers & Peripherals	1.5%
Household Products	1.5%
Internet Software & Services	1.5%
Wireless Telecommunication Services	1.4%
Multiline Retail	1.4%
Energy Equipment & Services	1.0%
Short-Term Investments	1.3%
Other	14.0%

Portfolio Composition[1]
Insurance	14.8%
Oil, Gas & Consumable Fuels	14.0%
Pharmaceuticals	12.5%
Software	7.7%
Metals & Mining	7.7%
Semiconductors & Equipment	6.0%
Media	5.9%
Diversified Financial Services	5.0%
Machinery	3.6%
Specialty Retail	3.6%
IT Services	2.8%
Computers & Peripherals	2.5%
Short-Term Investments	0.2%
Other	13.7%

Top Five Common Stock Holdings[1]
Pfizer Inc.	3.0%
Exxon Mobil Corporation	2.9%
General Electric Company	2.6%
Wells Fargo & Company	2.6%
Merck & Company Inc.	2.5%

Top Five Common Stock Holdings[1]
CA Inc.	7.7%
Pfizer Inc.	4.4%
Sanofi-Aventis	4.4%
Apache Corporation	4.0%
Talisman Energy Inc.	3.8%

1	As a percentage of total investments as of June 30, 2012. Holdings are subject to change.

28	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation1

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Insurance	15.6%
Oil, Gas & Consumable Fuels	13.8%
Pharmaceuticals	12.5%
Software	9.6%
Media	6.4%
Metals & Mining	6.3%
Diversified Financial Services	4.8%
Machinery	3.3%
Communication Equipment	3.0%
Computers & Peripherals	2.3%
Food & Staples Retailing	2.2%
Automobiles	2.2%
Short-Term Investments	4.1%
Other	13.9%

Portfolio Composition[1]
Insurance	13.0%
Electronic Equipment & Instruments	9.6%
Semiconductors & Equipment	7.9%
Machinery	6.7%
Paper & Forest Products	5.6%
Metals & Mining	5.3%
Commercial Banks	5.1%
Personal Products	5.0%
Hotels, Restaurants & Leisure	4.9%
Oil, Gas & Consumable Fuels	4.5%
Real Estate Management & Development	4.1%
Food Products	4.1%
Building Products	3.1%
Aerospace & Defense	3.0%
Specialty Retail	2.7%
Short-Term Investments	1.1%
Other	14.3%

Top Five Common Stock Holdings[1]
CA Inc.	7.1%
Pfizer Inc.	4.7%
Talisman Energy Inc.	4.1%
Sanofi-Aventis	4.1%
AngloGold Ashanti Limited, Sponsored ADR	3.8%

Top Five Common Stock Holdings[1]
Bob Evans Farms	4.9%
Elizabeth Arden, Inc.	4.8%
Forestar Real Estate Group Inc.	4.1%
Allied World Assurance Holdings	3.5%
Clearwater Paper Corporation	3.2%

1	As a percentage of total investments as of June 30, 2012. Holdings are subject to change.

Nuveen Investments	29

Holding Summaries as of June 30, 2012 (continued)

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation1

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation1

Portfolio Composition[1]
Machinery	8.1%
Insurance	7.4%
Commercial Banks	7.1%
Semiconductors & Equipment	6.8%
Personal Products	6.7%
Food Products	5.7%
Apparel, Accessories & Luxury Goods	5.0%
Paper & Forest Products	5.0%
Hotels, Restaurants & Leisure	4.8%
Metals & Mining	4.6%
Electronic Equipment & Instruments	4.2%
Real Estate Management & Development	3.9%
Oil, Gas & Consumable Fuels	3.9%
Building Products	3.3%
Thrifts & Mortgage Finance	3.1%
Short-Term Investments	5.3%
Other	15.1%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	16.1%
Metals & Mining	15.8%
Insurance	11.3%
Electric Utilities	6.4%
Pharmaceuticals	4.1%
Food & Staples Retailing	4.0%
Energy Equipment & Services	3.8%
Food Products	3.6%
Aerospace & Defense	3.1%
Software	2.6%
Wireless Telecommunication Services	2.4%
Capital Markets	2.2%
Chemicals	2.0%
Diversified Telecommunication Services	2.0%
Electronic Equipment & Instruments	1.6%
Communication Equipment	1.6%
Short-Term Investments	2.4%
Other	15.0%

Top Five Common Stock Holdings[1]
Bob Evans Farms	4.8%
Elizabeth Arden, Inc.	4.5%
Forestar Real Estate Group Inc.	3.9%
Carrizo Oil & Gas, Inc.	3.9%
Albany International Corporation, Class A	3.5%

Top Five Common Stock Holdings[1]
Barrick Gold Corporation	4.0%
Cameco Corporation	3.6%
Kinross Gold Corporation	3.5%
Newmont Mining Corporation	3.1%
American International Group	3.1%

Country Allocation[1]
United States	64.3%
Canada	14.1%
France	3.2%
Russia	3.0%
Australia	2.6%
Brazil	1.6%
Israel	1.5%
Japan	1.2%
Switzerland	1.1%
Finland	1.0%
Turkey	1.0%
South Africa	1.0%
South Korea	0.6%
Belgium	0.5%
Italy	0.5%
Indonesia	0.4%
Short-Term Investments	2.4%

1	As a percentage of total investments as of June 30, 2012. Holdings are subject to change.

30	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Manager Large-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,071.10	$1,067.00	$1,067.70	$1,070.10	$1,072.50	$1,019.10	$1,015.32	$1,015.37	$1,017.75	$1,020.34
Expenses Incurred During Period	$5.97	$9.87	$9.82	$7.36	$4.69	$5.82	$9.62	$9.57	$7.17	$4.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.92%, 1.91%, 1.43% and ..91% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,060.30	$1,056.50	$1,056.50	$1,059.10	$1,062.40	$1,018.75	$1,014.97	$1,015.07	$1,017.50	$1,020.19
Expenses Incurred During Period	$6.30	$10.18	$10.07	$7.58	$4.82	$6.17	$9.97	$9.87	$7.42	$4.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.99%, 1.97%, 1.48% and 0.94% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,022.50	$1,019.30	$1,021.90	$1,024.30	$1,019.29	$1,015.66	$1,018.20	$1,020.74
Expenses Incurred During Period	$5.63	$9.29	$6.74	$4.18	$5.62	$9.27	$6.72	$4.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.85%, 1.34% and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,018.20	$1,014.60	$1,017.30	$1,019.80	$1,018.20	$1,014.57	$1,017.16	$1,019.54
Expenses Incurred During Period	$6.72	$10.37	$7.77	$5.37	$6.72	$10.37	$7.77	$5.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.07%, 1.55% and 1.07% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,067.30	$1,063.10	$1,065.60	$1,068.70	$1,017.75	$1,014.02	$1,016.56	$1,019.00
Expenses Incurred During Period	$7.35	$11.18	$8.58	$6.07	$7.17	$10.92	$8.37	$5.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.67% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$939.40	$935.60	$936.00	$938.10	$940.20	$1,019.10	$1,015.42	$1,015.37	$1,018.05	$1,020.29
Expenses Incurred During Period	$5.59	$9.14	$9.19	$6.60	$4.44	$5.82	$9.52	$9.57	$6.87	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.90%, 1.91%, 1.37% and ..92% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

32	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Multi-Manager Large-Cap Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereinafter referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 28, 2012

Nuveen Investments	33

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 2.5%

5,600	Alliant Techsystems Inc.	$283,192

800	Boeing Company	59,440

17,000	Exelis Inc.	167,620

10,200	General Dynamics Corporation	672,792

1,000	Goodrich Corporation	126,900

64,650	Honeywell International Inc.	3,610,056

700	Huntington Ingalls Industries Inc., (2)	28,168

4,900	L-3 Communications Holdings, Inc.	362,649

8,900	Northrop Grumman Corporation	567,731

9,600	Raytheon Company	543,264

35,738	Textron Inc.	888,804

400	TransDigm Group Inc., (2)	53,720
	Total Aerospace & Defense	7,364,336
	Air Freight & Logistics – 0.0%

300	FedEx Corporation	27,483
	Airlines – 0.1%

15,700	Delta Air Lines, Inc., (2)	171,915

16,300	Southwest Airlines Co.	150,286

700	United Continental Holdings Inc., (2)	17,031
	Total Airlines	339,232
	Apparel, Accessories & Luxury Goods – 0.2%

9,571	PVH Corporation	744,528
	Auto Components – 0.8%

91,000	Johnson Controls, Inc.	2,521,610
	Automobiles – 0.2%

26,900	Ford Motor Company	257,971

10,600	General Motors Company, (2)	209,032
	Total Automobiles	467,003
	Beverages – 0.5%

17,800	Coca-Cola Company	1,391,782

2,300	Constellation Brands, Inc., Class A, (2)	62,238
	Total Beverages	1,454,020
	Biotechnology – 0.8%

32,230	Amgen Inc.	2,354,079

400	Biogen Idec Inc., (2)	57,752

500	Celgene Corporation, (2)	32,080
	Total Biotechnology	2,443,911
	Capital Markets – 2.1%

13,370	Affiliated Managers Group Inc., (2)	1,463,347

55,158	American Capital Limited, (2)	555,441

28,894	Ameriprise Financial, Inc.	1,510,000

23,000	Bank of New York Company, Inc.	504,850

5,225	BlackRock Inc.	887,310

3,600	E*Trade Group Inc., (2)	28,944

34	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

7,400	Goldman Sachs Group, Inc.	$709,364

1,700	Invesco LTD	38,420

1,900	Jefferies Group, Inc.	24,681

21,900	Morgan Stanley	319,521

2,100	Northern Trust Corporation	96,642

4,000	State Street Corporation	178,560
	Total Capital Markets	6,317,080
	Chemicals – 1.8%

3,623	CF Industries Holdings, Inc.	701,920

11,200	Dow Chemical Company	352,800

36,289	LyondellBasell Industries NV	1,461,358

35,550	Monsanto Company	2,942,829
	Total Chemicals	5,458,907
	Commercial & Professional Services – 0.1%

7,000	Corrections Corporation of America	206,150
	Commercial Banks – 5.7%

10,500	Associated Banc-Corp.	138,495

86,250	BB&T Corporation	2,660,813

9,600	CIT Group Inc., (2)	342,144

1,600	Comerica Incorporated	49,136

22,400	Fifth Third Bancorp.	300,160

2,800	First Citizens Bancshs Inc.	466,620

98,950	First Niagara Financial Group Inc.	756,968

10,300	First Republic Bank of San Francisco, (2)	346,080

2,800	Fulton Financial Corporation	27,972

12,100	Huntington BancShares Inc.	77,440

173,640	KeyCorp.	1,343,974

1,800	M&T Bank Corporation	148,626

9,600	PNC Financial Services Group, Inc.	586,656

3,920	Popular Inc., (2)	65,111

19,800	Regions Financial Corporation	133,650

7,600	SunTrust Banks, Inc.	184,148

6,800	TCF Financial Corporation	78,064

50,830	U.S. Bancorp	1,634,693

231,943	Wells Fargo & Company	7,756,173
	Total Commercial Banks	17,096,923
	Commercial Services & Supplies – 0.2%

8,700	Cintas Corporation	335,907

10,300	Copart Inc., (2)	244,007
	Total Commercial Services & Supplies	579,914
	Communication Equipment – 2.1%

246,200	Cisco Systems, Inc.	4,227,254

3,800	Echostar Holding Corporation, Class A, (2)	100,396

1,200	Harris Corporation	50,220

5,000	JDS Uniphase Corporation, (2)	55,000

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Communication Equipment (continued)

35,245	Motorola Solutions Inc.	$1,695,637

1,600	QUALCOMM, Inc.	89,088

51,800	Tellabs Inc.	172,494
	Total Communication Equipment	6,390,089
	Computers & Peripherals – 1.5%

4,100	Apple, Inc., (2)	2,394,400

97,289	Dell Inc., (2)	1,218,058

27,900	Hewlett-Packard Company	561,069

2,700	NCR Corporation, (2)	61,371

4,300	SanDisk Corporation, (2)	156,864

2,700	Western Digital Corporation, (2)	82,296
	Total Computers & Peripherals	4,474,058
	Consumer Finance – 2.1%

8,800	American Express Company	512,248

93,470	Capital One Financial Corporation	5,109,070

11,100	Discover Financial Services	383,838

14,700	SLM Corporation	230,937
	Total Consumer Finance	6,236,093
	Containers & Packaging – 0.4%

59,121	Owens-Illinois, Inc., (2)	1,133,350
	Diversified Consumer Services – 0.1%

1,100	Apollo Group, Inc., (2)	39,809

5,700	Career Education Corporation, (2)	38,133

2,700	Devry, Inc.	83,619

4,700	Education Management Corporation, (2)	32,665
	Total Diversified Consumer Services	194,226
	Diversified Financial Services – 4.4%

147,500	Bank of America Corporation	1,206,550

233,876	Citigroup Inc.	6,410,541

4,200	CME Group, Inc.	1,126,062

128,650	JP Morgan Chase & Co.	4,596,665

800	Leucadia National Corporation	17,016
	Total Diversified Financial Services	13,356,834
	Diversified REIT – 0.2%

7,600	Vornado Realty Trust	638,248
	Diversified Telecommunication Services – 3.3%

85,500	AT&T Inc.	3,048,930

55,750	BCE INC.	2,296,900

11,100	CenturyLink Inc.	438,339

1,900	Level 3 Communications Inc., (2)	42,085

8,300	TW Telecom Inc., (2)	212,978

87,399	Verizon Communications Inc.	3,884,012

6,200	Windstream Corporation	59,892
	Total Diversified Telecommunication Services	9,983,136

36	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 1.7%

4,400	American Electric Power Company, Inc.	$175,560

82,207	Duke Energy Corporation, (2)	1,895,693

6,600	Edison International	304,920

2,500	Entergy Corporation	169,725

7,300	Exelon Corporation	274,626

900	FirstEnergy Corp.	44,271

2,500	NextEra Energy Inc.	172,025

8,400	NV Energy Inc.	147,672

1,500	Pinnacle West Capital Corporation	77,610

2,500	Progress Energy, Inc.	150,425

34,354	Southern Company	1,590,590
	Total Electric Utilities	5,003,117
	Electronic Components – 0.5%

2,700	Amphenol Corporation, Class A	148,284

22,600	AVX Group	241,594

83,606	Corning Incorporated	1,081,026

1,100	Dolby Laboratories, Inc., (2)	45,430

5,700	Vishay Intertechnology Inc., (2)	53,751
	Total Electronic Components	1,570,085
	Electronic Equipment & Instruments – 0.4%

6,800	Arrow Electronics, Inc., (2)	223,108

10,200	Avnet Inc., (2)	314,772

2,400	FLIR Systems Inc.	46,800

5,800	Ingram Micro, Inc., Class A, (2)	101,326

1,600	Itron Inc., (2)	65,984

6,000	Jabil Circuit Inc.	121,980

7,300	TE Connectivity Limited	232,943

1,500	Trimble Navigation Limited, (2)	69,015
	Total Electronic Equipment & Instruments	1,175,928
	Energy Equipment & Services – 1.0%

4,700	Baker Hughes Incorporated	193,170

28,596	Halliburton Company	811,840

4,000	Nabors Industries Inc., (2)	57,600

26,480	National-Oilwell Varco Inc.	1,706,371

1,900	Patterson-UTI Energy, Inc.	27,664

400	SeaCor Smit Inc., (2)	35,752

2,300	Unit Corporation, (2)	84,847
	Total Energy Equipment & Services	2,917,244
	Food & Staples Retailing – 0.6%

34,140	CVS Caremark Corporation	1,595,362

3,000	Wal-Mart Stores, Inc.	209,160
	Total Food & Staples Retailing	1,804,522
	Food Products – 2.1%

75,000	Archer-Daniels-Midland Company	2,214,000

2,500	Dean Foods Company, (2)	42,575

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Food Products (continued)

15,821	Hershey Foods Corporation	$1,139,587

69,491	Kraft Foods Inc.	2,683,742

4,200	Tyson Foods, Inc., Class A	79,086
	Total Food Products	6,158,990
	Health Care Equipment & Supplies – 1.6%

4,100	Alere Inc., (2)	79,704

2,500	Baxter International, Inc.	132,875

2,000	Becton, Dickinson and Company	149,500

30,100	Boston Scientific Corporation, (2)	170,667

1,400	C. R. Bard, Inc.	150,416

6,500	CareFusion Corporation, (2)	166,920

1,400	Cooper Companies, Inc.	111,664

46,900	Covidien PLC	2,509,150

600	Gen-Probe, Inc., (2)	49,320

5,600	Hill Rom Holdings Inc.	172,760

3,700	Hologic Inc., (2)	66,748

8,500	Medtronic, Inc.	329,205

4,500	Stryker Corporation	247,950

1,700	Teleflex Inc.	103,547

900	Thoratec Corporation, (2)	30,222

4,500	Zimmer Holdings, Inc.	289,620
	Total Health Care Equipment & Supplies	4,760,268
	Health Care Providers & Services – 2.9%

5,700	AmerisourceBergen Corporation	224,295

7,700	Cardinal Health, Inc.	323,400

4,000	CIGNA Corporation	176,000

50,468	HCA Holdings Inc., (2)	1,535,741

2,400	Henry Schein Inc., (2)	188,376

31,282	McKesson HBOC Inc.	2,932,688

2,900	Patterson Companies, Inc.	99,963

51,700	UnitedHealth Group Incorporated	3,024,450

3,300	Wellpoint Inc.	210,507
	Total Health Care Providers & Services	8,715,420
	Hotels, Restaurants & Leisure – 0.4%

82,337	International Game Technology	1,296,808
	Household Products – 1.5%

600	Clorox Company	43,476

71,250	Procter & Gamble Company	4,364,063
	Total Household Products	4,407,539
	Independent Power Producers & Energy Traders – 0.1%

9,200	AES Corporation, (2)	118,036

8,200	Calpine Corporation, (2)	135,382

16,000	GenOn Energy Inc., (2)	27,360

7,000	NRG Energy Inc., (2)	121,520
	Total Independent Power Producers & Energy Traders	402,298

38	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 3.5%

4,800	Danaher Corporation	$249,984

379,361	General Electric Company	7,905,882

45,551	Tyco International Ltd.	2,407,370
	Total Industrial Conglomerates	10,563,236
	Industrial REIT – 0.1%

8,500	Prologis Inc.	282,455
	Insurance – 6.9%

35,550	Ace Limited	2,635,322

39,642	AFLAC Incorporated	1,688,353

900	Alleghany Corporation, Term Loan, (2)	305,775

44,718	Allstate Corporation	1,569,155

3,300	American Financial Group Inc.	129,459

39,626	American International Group, (2)	1,271,598

9,500	AON PLC	444,410

3,500	Arthur J. Gallagher & Co.	122,745

22,400	Berkshire Hathaway Inc., Class B, (2)	1,866,592

4,100	Brown & Brown Inc.	111,807

16,529	Chubb Corporation	1,203,642

2,900	CNA Financial Corporation	80,388

6,200	Fidelity National Title Group Inc., Class A	119,412

12,100	Genworth Financial Inc., Class A, (2)	68,486

2,500	Hanover Insurance Group Inc.	97,825

6,200	Hartford Financial Services Group, Inc.	109,306

4,100	HCC Insurance Holdings Inc.	128,740

2,800	Kemper Corporation	86,100

1,800	Lincoln National Corporation	39,366

13,600	Loews Corporation	556,376

500	Markel Corporation, (2)	220,850

9,900	Marsh & McLennan Companies, Inc.	319,077

2,900	Mercury General Corporation	120,843

53,250	MetLife, Inc.	1,642,763

2,600	Progressive Corporation	54,158

29,708	Prudential Financial, Inc.	1,438,758

7,900	Reinsurance Group of America Inc.	420,359

32,016	Torchmark Corporation	1,618,409

4,100	Travelers Companies, Inc.	261,744

8,300	Unum Group	158,779

3,800	WR Berkley Corporation	147,896

87,664	XL Capital Ltd, Class A	1,844,451
	Total Insurance	20,882,944
	Internet & Catalog Retail – 0.5%

27,779	Expedia, Inc.	1,335,337

4,200	Liberty Media Holding Corporation Interactive, Class A, (2)	74,718
	Total Internet & Catalog Retail	1,410,055

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Internet Software & Services – 1.5%

57,332	eBay Inc., (2)	$2,408,517

3,600	IAC/InterActiveCorp.	164,160

400	VeriSign, Inc., (2)	17,428

112,586	Yahoo! Inc., (2)	1,782,236
	Total Internet Software & Services	4,372,341
	IT Services – 1.9%

18,400	Amdocs Limited	546,848

1,700	Automatic Data Processing, Inc.	94,622

9,000	Booz Allen Hamilton Holding	137,520

5,000	Broadridge Financial Solutions, Inc.	106,350

1,000	Cognizant Technology Solutions Corporation, Class A, (2)	60,000

2,100	Computer Sciences Corporation	52,122

10,700	CoreLogic Inc., (2)	195,917

3,400	DST Systems Inc.	184,654

6,800	Fidelity National Information Services	231,744

5,200	Fiserv, Inc., (2)	375,544

400	Paychex, Inc.	12,564

20,800	SAIC, Inc.	252,096

5,900	Total System Services Inc.	141,187

14,975	Visa Inc.	1,851,359

78,800	Western Union Company	1,326,992
	Total IT Services	5,569,519
	Life Sciences Tools & Services – 0.5%

1,800	Agilent Technologies, Inc.	70,632

2,400	Bio-Rad Laboratories Inc., (2)	240,024

3,600	Charles River Laboratories International, Inc., (2)	117,936

2,300	Life Technologies Corporation, (2)	103,477

500	Mettler-Toledo International Inc., (2)	77,925

4,300	Perkinelmer Inc.	110,940

2,500	Techne Corporation	185,500

9,500	Thermo Fisher Scientific, Inc.	493,145

700	Waters Corporation, (2)	55,629
	Total Life Sciences Tools & Services	1,455,208
	Machinery – 1.6%

9,264	Caterpillar Inc.	786,606

13,900	Cummins Inc.	1,347,049

33,385	Harsco Corporation	680,386

27,615	Ingersoll Rand Company Limited, Class A	1,164,801

500	Navistar International Corporation, (2)	14,185

10,300	Stanley Black & Decker Inc.	662,908
	Total Machinery	4,655,935
	Media – 3.8%

600	CBS Corporation, Class B	19,668

600	Charter Communications, Inc., Class A, (2)	42,522

52,613	Comcast Corporation, Class A	1,682,038

40	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

8,300	Interpublic Group Companies, Inc.	$90,055

25,700	News Corporation, Class A	572,853

2,700	Omnicom Group, Inc.	131,220

5,000	Thomson Corporation	142,250

131,500	Time Warner Inc.	5,062,750

64,000	Viacom Inc., Class B	3,009,280

12,500	Walt Disney Company	606,250
	Total Media	11,358,886
	Metals & Mining – 0.9%

55,250	Barrick Gold Corporation	2,075,743

15,451	Newmont Mining Corporation	749,528
	Total Metals & Mining	2,825,271
	Mortgage REIT – 0.2%

9,500	American Capital Agency Corporation	319,295

19,000	Annaly Capital Management Inc.	318,820

39,800	Chimera Investments Corporation	93,928
	Total Mortgage REIT	732,043
	Multiline Retail – 1.4%

19,812	Big Lots, Inc., (2)	808,131

37,207	Macy’s, Inc.	1,278,060

36,136	Target Corporation	2,102,754
	Total Multiline Retail	4,188,945
	Multi-Utilities – 0.4%

1,600	Alliant Energy Corporation	72,912

3,800	Dominion Resources, Inc.	205,200

2,400	DTE Energy Company	142,392

3,800	PG&E Corporation	172,026

19,900	Public Service Enterprise Group Incorporated	646,750
	Total Multi-Utilities	1,239,280
	Office Electronics – 0.5%

204,115	Xerox Corporation	1,606,385

1,000	Zebra Technologies Corporation, Class A, (2)	34,360
	Total Office Electronics	1,640,745
	Office REIT – 0.2%

4,600	Alexandria Real Estate Equities Inc.	334,512

400	Boston Properties, Inc.	43,348

4,500	Corporate Office Properties	105,795

2,400	SL Green Realty Corporation	192,576
	Total Office REIT	676,231
	Oil, Gas & Consumable Fuels – 11.5%

6,900	Anadarko Petroleum Corporation	456,780

16,359	Apache Corporation	1,437,793

7,300	Chesapeake Energy Corporation	135,780

27,800	Chevron Corporation	2,932,900

900	Cimarex Energy Company	49,608

21,700	ConocoPhillips	1,212,596

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

33,577	Devon Energy Corporation	$1,947,130

66,650	EnCana Corporation	1,388,320

1,000	Energen Corporation	45,130

100,743	Exxon Mobil Corporation	8,620,578

7,600	Hess Corporation	330,220

56,323	Marathon Oil Corporation	1,440,179

48,909	Marathon Petroleum Corporation	2,196,992

30,804	Murphy Oil Corporation	1,549,133

4,100	Newfield Exploration Company, (2)	120,171

2,000	Noble Energy, Inc.	169,640

71,014	Occidental Petroleum Corporation	6,090,871

45,775	Phillips 66	1,521,561

1,800	Plains Exploration & Production Company, (2)	63,324

500	QEP Resources Inc.	14,985

46,050	Southwestern Energy Company, (2)	1,470,377

16,707	Spectra Energy Corporation	485,505

400	Tesoro Corporation, (2)	9,984

13,200	Valero Energy Corporation	318,780

5,500	Williams Companies, Inc.	158,510

30,437	WPX Energy Inc., (2)	492,471
	Total Oil, Gas & Consumable Fuels	34,659,318
	Paper & Forest Products – 0.3%

25,991	International Paper Company	751,400
	Pharmaceuticals – 10.3%

3,000	Abbott Laboratories	193,410

800	Allergan, Inc.	74,056

69,297	Bristol-Myers Squibb Company	2,491,227

12,900	Eli Lilly and Company	553,539

4,200	Endo Pharmaceuticals Holdings Inc., (2)	130,116

3,700	Forest Laboratories, Inc., (2)	129,463

400	Hospira Inc., (2)	13,992

107,087	Johnson & Johnson	7,234,798

178,348	Merck & Company Inc.	7,446,028

4,500	Mylan Laboratories Inc., (2)	96,165

11,100	Novartis AG, Sponsored ADR	620,490

700	Perrigo Company	82,551

388,449	Pfizer Inc.	8,934,325

28,150	Sanofi-Aventis	1,063,507

6,300	Warner Chilcott Limited, (2)	112,896

23,142	Watson Pharmaceuticals Inc., (2)	1,712,277
	Total Pharmaceuticals	30,888,840
	Professional Services – 0.3%

700	Dun and Bradstreet Inc.	49,819

3,400	Equifax Inc.	158,440

5,000	Manpower Inc.	183,250

42	Nuveen Investments

Shares	Description (1)	Value

3,900	Nielsen Holdings BV, (2)	$102,258

4,800	Robert Half International Inc.	137,136

1,600	Towers Watson & Company, Class A Shares	95,840

4,900	Verisk Analytics Inc, Class A Shares, (2)	241,374
	Total Professional Services	968,117
	Residential REIT – 0.8%

1,400	AvalonBay Communities, Inc.	198,072

2,700	BRE Properties, Inc.	135,054

22,482	Camden Property Trust	1,521,357

7,300	Equity Residential	455,228
	Total Residential REIT	2,309,711
	Retail REIT – 0.7%

1,700	Federal Realty Investment Trust	176,953

1,900	General Growth Properties Inc.	34,371

5,800	Kimco Realty Corporation	110,374

8,977	Simon Property Group, Inc.	1,397,360

4,500	Taubman Centers Inc.	347,220
	Total Retail REIT	2,066,278
	Road & Rail – 0.8%

80,720	CSX Corporation	1,804,899

10,100	Hertz Global Holdings Inc., (2)	129,280

2,000	Norfolk Southern Corporation	143,540

700	Ryder System, Inc.	25,207

2,600	Union Pacific Corporation	310,206
	Total Road & Rail	2,413,132
	Semiconductors & Equipment – 2.6%

189,750	Applied Materials, Inc.	2,174,535

1,800	Fairchild Semiconductor International Inc., Class A, (2)	25,380

3,600	Freescale Semiconductor, Inc., (2)	36,900

70,700	Intel Corporation	1,884,155

3,600	International Rectifier Corporation, (2)	71,964

4,400	Marvell Technology Group Ltd.	49,632

12,200	Micron Technology, Inc., (2)	76,982

6,700	SunPower Corporation, (2)	32,227

120,200	Texas Instruments Incorporated	3,448,538
	Total Semiconductors & Equipment	7,800,313
	Software – 1.7%

2,400	CA Inc.	65,016

156,835	Microsoft Corporation	4,797,583

5,300	Symantec Corporation, (2)	77,433

5,300	Synopsys Inc., (2)	155,979
	Total Software	5,096,011
	Specialized REIT – 0.5%

3,600	Health Care Property Investors Inc.	158,940

9,700	Host Hotels & Resorts Inc.	153,454

3,500	Plum Creek Timber Company	138,950

Nuveen Investments	43

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2012

Shares	Description (1)			Value

	Specialized REIT (continued)

1,800	Public Storage, Inc.			$259,938

5,400	Rayonier Inc.			242,460

20,800	Weyerhaeuser Company			465,088
	Total Specialized REIT			1,418,830
	Specialty Retail – 0.4%

13,987	Home Depot, Inc.			741,171

13,300	Lowe’s Companies, Inc.			378,252

1,200	Signet Jewelers Limited			52,812

3,500	Staples, Inc.			45,675
	Total Specialty Retail			1,217,910
	Thrifts & Mortgage Finance – 0.0%

9,600	Capitol Federal Financial Inc.			114,048

1,200	TFS Financial Corporation, (2)			11,460
	Total Thrifts & Mortgage Finance			125,508
	Tobacco – 0.9%

3,300	Altria Group, Inc.			114,015

8,410	Lorillard Inc.			1,109,700

18,433	Philip Morris International			1,608,464
	Total Tobacco			2,832,179
	Trading Companies & Distributors – 0.0%

5,600	Air Lease Corporation, (2)			108,584
	Wireless Telecommunication Services – 1.4%

42,000	Sprint Nextel Corporation, (2)			136,920

8,300	Telephone and Data Systems Inc.			176,707

1,700	United States Cellular Corporation, (2)			65,654

139,950	Vodafone Group PLC, Sponsored ADR			3,943,791
	Total Wireless Telecommunication Services			4,323,072
	Total Common Stocks (cost $256,485,242)			294,471,647

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.4%

20,000	iShares Russell 1000 Value Index Fund			$1,364,600
	Total Investment Companies (cost $1,037,342)			1,364,600
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%

$3,786	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $3,786,063, collateralized by $2,760,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $3,864,767	0.010%	7/02/12	$3,786,060
	Total Short-Term Investments (cost $3,786,060)			3,786,060
	Total Investments (cost $261,308,644) – 99.7%			299,622,307
	Other Assets Less Liabilities – 0.3%			893,538
	Net Assets – 100%			$300,515,845

44	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 100.1%

	Automobiles – 2.1%

184,800	General Motors Company, (2)	$3,644,256
	Capital Markets – 2.2%

1,376,900	FBR Capital Markets Corporation, (2)	3,814,013
	Commercial Banks – 1.7%

200,000	Privatebancorp, Inc.	2,952,000
	Commercial Services & Supplies – 0.8%

89,000	Pitney Bowes Inc.	1,332,330
	Communication Equipment – 2.4%

240,000	Cisco Systems, Inc.	4,120,800
	Computers & Peripherals – 2.5%

210,000	Hewlett-Packard Company	4,223,100
	Diversified Financial Services – 5.0%

195,000	Citigroup Inc.	5,344,950

88,000	JP Morgan Chase & Co.	3,144,240
	Total Diversified Financial Services	8,489,190
	Energy Equipment & Services – 1.4%

81,000	Halliburton Company	2,299,590
	Independent Power Producers & Energy Traders – 1.1%

107,600	NRG Energy Inc., (2)	1,867,936
	Insurance – 14.9%

115,100	American International Group, (2)	3,693,559

78,000	AON PLC	3,648,840

322,900	Hartford Financial Services Group, Inc.	5,692,727

85,000	Loews Corporation	3,477,350

69,487	Reinsurance Group of America Inc.	3,697,403

266,000	Unum Group	5,088,580
	Total Insurance	25,298,459
	IT Services – 2.8%

319,300	Convergys Corporation	4,716,061
	Machinery – 3.7%

73,200	Ingersoll Rand Company Limited, Class A	3,087,576

80,000	PACCAR Inc.	3,135,200
	Total Machinery	6,222,776
	Media – 5.9%

385,000	Interpublic Group Companies, Inc.	4,177,250

124,697	Viacom Inc., Class B	5,863,253
	Total Media	10,040,503
	Metals & Mining – 7.7%

166,999	AngloGold Ashanti Limited, Sponsored ADR	5,734,746

449,132	AuRico Gold Inc., (2)	3,597,547

100,000	Barrick Gold Corporation	3,757,000
	Total Metals & Mining	13,089,293
	Mortgage REIT – 2.0%

273,000	Redwood Trust Inc.	3,407,040

46	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 14.0%

78,500	Apache Corporation			$6,899,365

174,800	Canadian Natural Resources Limited			4,693,380

205,000	Denbury Resources Inc., (2)			3,097,550

32,000	Noble Energy, Inc.			2,714,240

562,900	Talisman Energy Inc.			6,450,834
	Total Oil, Gas & Consumable Fuels			23,855,369
	Pharmaceuticals – 12.6%

329,000	Pfizer Inc.			7,567,000

40,000	Salix Pharmaceuticals Limited, (2)			2,177,600

197,500	Sanofi-Aventis			7,461,550

105,000	Teva Pharmaceutical Industries Limited, Sponsored ADR			4,141,200
	Total Pharmaceuticals			21,347,350
	Semiconductors & Equipment – 6.0%

353,000	Intersil Holding Corporation, Class A			3,759,450

476,244	Mattson Technology, Inc., (2)			833,427

72,000	MKS Instruments Inc.			2,082,960

585,000	PMC-Sierra, Inc., (2)			3,591,900
	Total Semiconductors & Equipment			10,267,737
	Software – 7.7%

485,077	CA Inc.			13,140,736
	Specialty Retail – 3.6%

135,000	Best Buy Co., Inc.			2,829,600

110,800	Guess Inc.			3,364,996
	Total Specialty Retail			6,194,596
	Total Common Stocks (cost $159,778,890)			170,323,135

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2%

$386	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $386,167, collateralized by $385,000 U.S. Treasury Notes, 1.500%, due 3/31/19, value $397,513	0.010%	7/02/12	$386,167
	Total Short-Term Investments (cost $386,167)			386,167
	Total Investments (cost $160,165,057) – 100.3%			170,709,302
	Other Assets Less Liabilities – (0.3)%			(561,645)
	Net Assets – 100%			$170,147,657

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 95.7%

	Aerospace & Defense – 1.5%

300,030	Raytheon Company	$16,978,698
	Automobiles – 2.2%

1,227,900	General Motors Company, (2)	24,214,188
	Capital Markets – 2.2%

250,100	Goldman Sachs Group, Inc.	23,974,586
	Chemicals – 1.5%

300,000	Mosaic Company	16,428,000
	Commercial Banks – 2.0%

668,630	Wells Fargo & Company	22,358,987
	Commercial Services & Supplies – 0.4%

300,830	Pitney Bowes Inc.	4,503,425
	Communication Equipment – 3.0%

1,926,500	Cisco Systems, Inc.	33,078,005
	Computers & Peripherals – 2.3%

1,250,000	Hewlett-Packard Company	25,137,500
	Consumer Finance – 0.7%

134,000	Capital One Financial Corporation	7,324,440
	Diversified Financial Services – 4.8%

1,250,020	Citigroup Inc.	34,263,048

520,970	JP Morgan Chase & Co.	18,614,258
	Total Diversified Financial Services	52,877,306
	Energy Equipment & Services – 1.4%

559,110	Halliburton Company	15,873,133
	Food & Staples Retailing – 2.2%

525,400	CVS Caremark Corporation	24,551,942
	Independent Power Producers & Energy Traders – 0.5%

301,250	NRG Energy Inc., (2)	5,229,700
	Insurance – 15.6%

691,500	American International Group, (2)	22,190,235

525,110	AON PLC	24,564,646

1,914,710	Hartford Financial Services Group, Inc.	33,756,337

192,000	Lincoln National Corporation	4,199,040

500,031	Loews Corporation	20,456,268

1,100,780	MetLife, Inc.	33,959,063

1,750,780	Unum Group	33,492,421
	Total Insurance	172,618,010
	Machinery – 3.3%

475,270	Ingersoll Rand Company Limited, Class A	20,046,889

425,000	PACCAR Inc.	16,655,750
	Total Machinery	36,702,639
	Media – 6.4%

650,090	Interpublic Group Companies, Inc.	7,053,477

625,000	Time Warner Inc.	24,062,500

840,120	Viacom Inc., Class B	39,502,442
	Total Media	70,618,419

48	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining – 6.3%

1,225,151	AngloGold Ashanti Limited, Sponsored ADR			$42,071,685

750,290	Barrick Gold Corporation			28,188,395
	Total Metals & Mining			70,260,080
	Oil, Gas & Consumable Fuels – 13.7%

475,030	Apache Corporation			41,750,387

1,150,960	Canadian Natural Resources Limited			30,903,276

200,000	Noble Energy, Inc.			16,964,000

195,295	Occidental Petroleum Corporation			16,750,452

4,000,870	Talisman Energy Inc.			45,849,970
	Total Oil, Gas & Consumable Fuels			152,218,085
	Pharmaceuticals – 12.5%

350,060	Merck & Company Inc.			14,615,005

2,237,240	Pfizer Inc.			51,456,520

1,200,930	Sanofi-Aventis			45,371,135

677,200	Teva Pharmaceutical Industries Limited, Sponsored ADR			26,708,768
	Total Pharmaceuticals			138,151,428
	Road & Rail – 1.3%

125,040	Union Pacific Corporation			14,918,522
	Software – 9.6%

2,900,000	CA Inc.			78,561,002

919,310	Microsoft Corporation			28,121,693
	Total Software			106,682,695
	Specialty Retail – 1.5%

796,000	Best Buy Co., Inc.			16,684,160
	Tobacco – 0.8%

107,220	Philip Morris International			9,356,017
	Total Common Stocks (cost $1,089,429,523)			1,060,739,965

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.1%

$45,720	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $45,719,771, collateralized by $44,535,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $46,635,627	0.010%	7/02/12	$45,719,733
	Total Short-Term Investments (cost $45,719,733)			45,719,733
	Total Investments (cost $1,135,149,256) – 99.8%			1,106,459,698
	Other Assets Less Liabilities – 0.2%			1,838,331
	Net Assets – 100%			$1,108,298,029

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments

Nuveen Small/Mid-Cap Value Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 3.0%

50,050	Orbital Sciences Corporation, (2)	$646,646
	Biotechnology – 1.8%

7,200	Vertex Pharmaceuticals Inc., (2)	402,624
	Building Products – 3.1%

79,550	Griffon Corporation	682,539
	Commercial Banks – 5.1%

14,900	Privatebancorp, Inc.	219,924

12,400	Texas Capital BancShares, Inc., (2)	500,836

43,050	Western Alliance Bancorporation, (2)	402,948
	Total Commercial Banks	1,123,708
	Commercial Services & Supplies – 2.2%

38,401	Schawk Inc.	487,693
	Communication Equipment – 2.3%

101,950	Brocade Communications Systems Inc., (2)	502,614
	Electronic Equipment & Instruments – 9.6%

17,650	Arrow Electronics, Inc., (2)	579,097

20,750	Avnet Inc., (2)	640,345

14,500	Coherent Inc., (2)	627,850

5,300	FEI Company	253,552
	Total Electronic Equipment & Instruments	2,100,844
	Food & Staples Retailing – 1.0%

3,650	Casey’s General Stores, Inc.	215,314
	Food Products – 4.1%

11,100	Hormel Foods Corporation	337,662

8,883	Treehouse Foods Inc., (2)	553,322
	Total Food Products	890,984
	Hotels, Restaurants & Leisure – 4.9%

26,450	Bob Evans Farms	1,063,288
	Insurance – 12.9%

9,650	Allied World Assurance Holdings	766,885

11,100	Alterra Capital Holdings Limited	259,185

9,800	Axis Capital Holdings Limited	318,990

7,950	PartnerRe Limited	601,577

8,350	Reinsurance Group of America Inc.	444,304

12,100	Willis Group Holdings PLC	441,529
	Total Insurance	2,832,470
	Machinery – 6.7%

13,500	CIRCOR International Inc.	460,215

3,250	Middleby Corporation, (2)	323,733

4,450	Timken Company	203,766

23,700	TriMas Corporation, (2)	476,370
	Total Machinery	1,464,084

50	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 5.3%

80,675	AuRico Gold Inc., (2)	$646,207

70,200	Aurizon Mines Ltd, (2)	316,602

60,900	Thompson Creek Metals Company Inc., (2)	194,271
	Total Metals & Mining	1,157,080
	Oil, Gas & Consumable Fuels – 4.4%

7,500	Alpha Natural Resources Inc., (2)	65,325

16,000	Carrizo Oil & Gas, Inc., (2)	376,160

35,200	Denbury Resources Inc., (2)	531,872
	Total Oil, Gas & Consumable Fuels	973,357
	Paper & Forest Products – 5.5%

20,200	Clearwater Paper Corporation, (2)	689,223

8,600	Deltic Timber Corporation	524,428
	Total Paper & Forest Products	1,213,651
	Personal Products – 5.0%

27,050	Elizabeth Arden, Inc., (2)	1,049,810

2,200	Inter Parfums, Inc.	37,994
	Total Personal Products	1,087,804
	Pharmaceuticals – 2.5%

10,200	Salix Pharmaceuticals Limited, (2)	555,288
	Professional Services – 1.1%

9,200	Mistras Group Inc., (2)	241,776
	Real Estate Management & Development – 4.1%

70,200	Forestar Real Estate Group Inc., (2)	899,261
	Semiconductors & Equipment – 7.8%

19,400	MKS Instruments Inc.	561,242

77,900	PMC-Sierra, Inc., (2)	478,306

48,400	Teradyne Inc., (2)	680,504
	Total Semiconductors & Equipment	1,720,052
	Specialty Retail – 2.7%

19,350	Guess Inc.	587,660
	Thrifts & Mortgage Finance – 2.4%

19,550	Northwest Bancshares Inc.	228,931

26,300	People’s United Financial, Inc.	305,343
	Total Thrifts & Mortgage Finance	534,274
	Trading Companies & Distributors – 0.9%

3,600	WESCO International Inc., (2)	207,180
	Total Common Stocks (cost $19,181,935)	21,590,191

Nuveen Investments	51

Portfolio of Investments

Nuveen Small/Mid-Cap Value Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%

$232	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $231,588, collateralized by $230,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $240,849	0.010%	7/02/12	$231,588
	Total Short-Term Investments (cost $231,588)			231,588
	Total Investments (cost $19,413,523) – 99.4%			21,821,779
	Other Assets Less Liabilities – 0.6%			129,428
	Net Assets – 100%			$21,951,207

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

52	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 94.8%

	Aerospace & Defense – 2.7%

218,150	Orbital Sciences Corporation, (2)	$2,818,498
	Apparel, Accessories & Luxury Goods – 5.0%

150,415	Maidenform Brands Inc., (2)	2,996,267

75,000	True Religion Apparel, Inc.	2,173,500
	Total Apparel, Accessories & Luxury Goods	5,169,767
	Building Products – 3.3%

392,450	Griffon Corporation	3,367,221
	Commercial Banks – 7.1%

47,450	Pacwest Bancorp.	1,123,142

124,290	Privatebancorp, Inc.	1,834,520

64,550	Texas Capital BancShares, Inc., (2)	2,607,175

189,450	Western Alliance Bancorporation, (2)	1,773,252
	Total Commercial Banks	7,338,089
	Commercial Services & Supplies – 0.9%

89,900	TMS International Corporation, Class A Shares, (2)	896,303
	Communication Equipment – 2.3%

478,550	Brocade Communications Systems Inc., (2)	2,359,252
	Construction & Engineering – 1.4%

203,250	Orion Marine Group Inc., (2)	1,414,620
	Electronic Equipment & Instruments – 4.2%

64,500	Coherent Inc., (2)	2,792,850

179,350	Methode Electronics, Inc.	1,526,269
	Total Electronic Equipment & Instruments	4,319,119
	Food & Staples Retailing – 1.1%

19,500	Casey’s General Stores, Inc.	1,150,305
	Food Products – 5.7%

348,250	Smart Balance Inc., (2)	3,270,068

40,850	Treehouse Foods Inc., (2)	2,544,547
	Total Food Products	5,814,615
	Hotels, Restaurants & Leisure – 4.8%

122,600	Bob Evans Farms	4,928,520
	Household Durables – 1.9%

166,395	Hooker Furniture Corporation	1,961,797
	Insurance – 7.4%

40,550	Allied World Assurance Holdings	3,222,509

44,300	Alterra Capital Holdings Limited	1,034,405

116,550	Aspen Insurance Holdings Limited	3,368,295
	Total Insurance	7,625,209
	IT Services – 2.5%

170,750	Convergys Corporation	2,521,978
	Machinery – 8.2%

192,700	Albany International Corporation, Class A	3,605,416

65,950	CIRCOR International Inc.	2,248,235

15,300	Middleby Corporation, (2)	1,524,032

49,200	TriMas Corporation, (2)	988,919
	Total Machinery	8,366,602

Nuveen Investments	53

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund (continued)

June 30, 2012

Shares	Description (1)			Value

	Metals & Mining – 4.6%

322,303	AuRico Gold Inc., (2)			$2,581,647

307,800	Aurizon Mines Ltd, (2)			1,388,178

250,150	Thompson Creek Metals Company Inc., (2)			797,979
	Total Metals & Mining			4,767,804
	Oil, Gas & Consumable Fuels – 3.9%

169,500	Carrizo Oil & Gas, Inc., (2)			3,984,945
	Paper & Forest Products – 5.0%

32,403	Buckeye Technologies Inc.			923,161

35,000	Deltic Timber Corporation			2,134,300

78,713	Neenah Paper, Inc.			2,100,850
	Total Paper & Forest Products			5,158,311
	Personal Products – 6.7%

120,500	Elizabeth Arden, Inc., (2)			4,676,605

128,800	Inter Parfums, Inc.			2,224,376
	Total Personal Products			6,900,981
	Professional Services – 0.8%

45,436	GP Strategies Corporation, (2)			839,203
	Real Estate Management & Development – 3.9%

313,285	Forestar Real Estate Group Inc., (2)			4,013,181
	Road & Rail – 1.5%

70,500	Marten Transport, Ltd.			1,498,830
	Semiconductors & Equipment – 6.8%

258,250	Entegris Inc., (2)			2,205,455

91,900	MKS Instruments Inc.			2,658,667

350,600	PMC-Sierra, Inc., (2)			2,152,684
	Total Semiconductors & Equipment			7,016,806
	Thrifts & Mortgage Finance – 3.1%

68,470	HomeStreet Inc., (2)			2,190,355

81,200	Northwest Bancshares Inc.			950,852
	Total Thrifts & Mortgage Finance			3,141,207
	Total Common Stocks (cost $86,064,728)			97,373,163

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.3%

$5,469	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $5,468,763, collateralized by $4,990,000 U.S. Treasury Notes, 2.750%, due 2/15/19, value $5,582,563	0.010%	7/02/12	$5,468,758
	Total Short-Term Investments (cost $5,468,758)			5,468,758
	Total Investments (cost $91,533,486) – 100.1%			102,841,921
	Other Assets Less Liabilities – (0.1)%			(141,289)
	Net Assets – 100%			$102,700,632

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

54	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 96.5%

	Aerospace & Defense – 3.1%

342,880	Alliant Techsystems Inc.	$17,339,442

2,891,281	Finmeccanica SPA, ADR, (2)	5,609,085

133,471	Lockheed Martin Corporation	11,622,655
	Total Aerospace & Defense	34,571,182
	Airlines – 1.5%

879,700	SkyWest Inc.	5,744,441

1,255,727	Southwest Airlines Co.	11,577,803
	Total Airlines	17,322,244
	Beverages – 1.0%

275,971	Molson Coors Brewing Company, Class B	11,483,153
	Biotechnology – 1.3%

1,997,803	Dendreon Corporation, (2)	14,783,742
	Capital Markets – 2.2%

266,837	Northern Trust Corporation	12,279,839

1,069,545	UBS AG, (2)	12,524,372
	Total Capital Markets	24,804,211
	Chemicals – 2.0%

407,878	Mosaic Company	22,335,399
	Commercial Banks – 1.0%

3,741,760	Sumitomo Mitsui Trust Holdings, ADR	10,963,357
	Communication Equipment – 1.6%

1,028,180	Cisco Systems, Inc.	17,653,851
	Computers & Peripherals – 1.1%

421,611	Western Digital Corporation, (2)	12,850,703
	Construction & Engineering – 1.1%

464,204	Shaw Group Inc., (2)	12,677,411
	Diversified Telecommunication Services – 2.0%

120,834	PT Telekomunikasi Indonesia, ADR	4,208,648

983,148	Vivendi SA, ADR	18,101,731
	Total Diversified Telecommunication Services	22,310,379
	Electric Utilities – 6.4%

1,850,884	Centrais Electricas Brasileiras SA, Electrobras, ADR, (2)	17,731,469

4,134,916	Electricite de France S.A., ADR	18,069,583

518,787	Exelon Corporation	19,516,767

7,043,097	RusHydro, ADR, (2)	16,410,416
	Total Electric Utilities	71,728,235
	Electronic Components – 1.0%

912,081	Corning Incorporated	11,793,207
	Electronic Equipment & Instruments – 1.6%

1,040,042	Ingram Micro, Inc., Class A, (2)	18,169,534
	Energy Equipment & Services – 3.8%

274,547	Baker Hughes Incorporated	11,283,882

159,158	Transocean Inc., (2)	7,119,137

1,899,117	Weatherford International Ltd, (2)	23,985,848
	Total Energy Equipment & Services	42,388,867

Nuveen Investments	55

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Food & Staples Retailing – 4.0%

967,470	Kroger Co.	$22,435,629

774,386	Walgreen Co.	22,906,338
	Total Food & Staples Retailing	45,341,967
	Food Products – 3.6%

757,633	Archer-Daniels-Midland Company	22,365,326

822,700	Smithfield Foods, Inc., (2)	17,795,001
	Total Food Products	40,160,327
	Health Care Equipment & Supplies – 0.6%

96,575	Zimmer Holdings, Inc.	6,215,567
	Insurance – 11.2%

3,019,830	Ageas, ADR	5,737,677

1,072,077	American International Group, (2)	34,402,951

387,332	AON PLC	18,119,391

372,226	Axis Capital Holdings Limited	12,115,956

317,646	Endurance Specialty Holdings Limited	12,172,195

717,921	Loews Corporation	29,370,148

1,766,340	Old Republic International Corporation	14,642,959
	Total Insurance	126,561,277
	IT Services – 1.5%

699,950	Computer Sciences Corporation	17,372,759
	Machinery – 1.3%

249,680	AGCO Corporation, (2)	11,417,866

50,657	Japan Steel Works Limited, ADR	2,753,208
	Total Machinery	14,171,074
	Media – 1.4%

121,420	Scholastic Corporation	3,419,187

146,311	Time Warner Cable, Class A	12,012,133
	Total Media	15,431,320
	Metals & Mining – 15.7%

1,190,703	Barrick Gold Corporation	44,734,712

660,104	Impala Platinum Holdings Limited, Sponsored ADR	10,838,908

4,800,600	Kinross Gold Corporation	39,124,890

1,241,054	Newcrest Mining Limited, Sponsored ADR	29,214,411

718,294	Newmont Mining Corporation	34,844,442

1,983,975	NovaGold Resources Inc., (2)	10,475,388

714,514	Silver Standard Resources, Inc., (2)	8,031,137
	Total Metals & Mining	177,263,888
	Oil, Gas & Consumable Fuels – 15.3%

3,411,449	Arch Coal Inc.	23,504,884

1,845,725	Cameco Corporation	40,513,664

624,800	Chesapeake Energy Corporation	11,621,280

567,411	CONSOL Energy Inc.	17,158,509

193,109	Devon Energy Corporation	11,198,391

1,870,649	Gazprom OAO, ADR	17,771,166

418,139	Hess Corporation	18,168,140

491,494	Peabody Energy Corporation	12,051,433

56	Nuveen Investments

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels (continued)

180,104	Southwestern Energy Company, (2)				$5,750,721

1,335,877	Talisman Energy Inc.				15,309,150
	Total Oil, Gas & Consumable Fuels				173,047,338
	Paper & Forest Products – 1.0%

1,889,000	Stora Enso Oyj, ADR				11,541,790
	Pharmaceuticals – 4.1%

261,250	Eli Lilly and Company				11,210,238

521,827	Forest Laboratories, Inc., (2)				18,258,727

424,906	Teva Pharmaceutical Industries Limited, Sponsored ADR				16,758,293
	Total Pharmaceuticals				46,227,258
	Professional Services – 0.5%

157,967	Manpower Inc.				5,789,491
	Software – 2.6%

970,117	Microsoft Corporation				29,675,875
	Specialty Retail – 0.6%

297,353	Best Buy Co., Inc.				6,232,519
	Wireless Telecommunication Services – 2.4%

964,372	NII Holdings Inc., Class B, (2)				9,865,526

527,783	SK Telecom Company Limited, ADR				6,386,174

888,022	Turkcell Iletisim Hizmetleri A.S., ADR, (2)				11,144,676
	Total Wireless Telecommunication Services				27,396,376
	Total Common Stocks (cost $1,115,256,114)				1,088,264,301

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.7%

	Oil, Gas & Consumable Fuels – 0.7%

$15,731	USEC Inc.	3.000%	10/01/14	Caa2	$7,629,535
$15,731	Total Convertible Bonds (cost $13,292,130)				7,629,535

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.3%

$26,647	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $26,646,696, collateralized by: $3,625,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $5,076,008, $18,760,000 U.S. Treasury Notes, 2.750%, due 2/15/19, value $20,987,750 and $1,085,000 U.S. Treasury Notes, 1.500%, due 3/31/19, value $1,120,263	0.010%	7/02/12		$26,646,674
	Total Short-Term Investments (cost $26,646,674)				26,646,674
	Total Investments (cost $1,155,194,918) – 99.5%				1,122,540,510
	Other Assets Less Liabilities – 0.5%				5,404,980
	Net Assets – 100%				$1,127,945,490

Nuveen Investments	57

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2012

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $261,308,644, $160,165,057, $1,135,149,256, $19,413,523, $91,533,486 and $1,155,194,918 respectively)	$299,622,307	$170,709,302	$1,106,459,698	$21,821,779	$102,841,921	$1,122,540,510
Cash	13,501	—	—	—	—	—
Receivables:
Dividends	607,952	151,190	1,225,829	5,667	45,683	2,054,878
Interest	—	—	25	—	—	117,997
Investments sold	3,142,486	—	—	122,304	38,711	66,175,550
Shares sold	176,207	80,060	4,040,812	102,573	192,971	2,866,085
Other assets	106,101	48,405	5,582	16	95	84,077
Total assets	303,668,554	170,988,957	1,111,731,946	22,052,339	103,119,381	1,193,839,097
Liabilities
Payables:
Investments purchased	2,102,011	—	957,800	26,774	—	48,395,392
Shares redeemed	688,227	455,048	1,423,557	3,715	227,731	15,365,770
Accrued expenses:
Management fees	174,944	111,893	670,610	8,322	84,721	770,530
12b-1 distribution and service fees	65,486	57,897	13,421	2,517	4,839	300,794
Other	122,041	216,462	368,529	59,804	101,458	1,061,121
Total liabilities	3,152,709	841,300	3,433,917	101,132	418,749	65,893,607
Net assets	$300,515,845	$170,147,657	$1,108,298,029	$21,951,207	$102,700,632	$1,127,945,490
Class A Shares
Net assets	$258,324,311	$42,088,809	$39,939,957	$4,670,689	$7,107,194	$492,396,921
Shares outstanding	12,893,725	2,300,582	2,371,293	237,881	273,269	17,273,615
Net asset value per share	$20.03	$18.29	$16.84	$19.63	$26.01	$28.51
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.25	$19.41	$17.87	$20.83	$27.60	$30.25
Class B Shares
Net assets	$925,904	$9,010,026	N/A	N/A	N/A	$4,788,131
Shares outstanding	47,618	518,503	N/A	N/A	N/A	172,415
Net asset value and offering price per share	$19.44	$17.38	N/A	N/A	N/A	$27.77
Class C Shares
Net assets	$16,643,655	$51,646,256	$6,902,624	$1,928,128	$4,308,467	$224,079,094
Shares outstanding	857,565	2,972,237	422,009	102,479	173,952	8,071,519
Net asset value and offering price per share	$19.41	$17.38	$16.36	$18.81	$24.77	$27.76
Class R3 Shares
Net assets	$75,835	$152,752	$55,079	$202,306	$71,910	$6,297,948
Shares outstanding	3,766	8,437	3,281	10,451	2,767	220,927
Net asset value and offering price per share	$20.14	$18.11	$16.79	$19.36	$25.99	$28.51
Class I Shares
Net assets	$24,546,140	$67,249,814	$1,061,400,369	$15,150,084	$91,213,061	$400,383,396
Shares outstanding	1,219,760	3,655,624	62,913,644	772,073	3,470,030	13,990,587
Net asset value and offering price per share	$20.12	$18.40	$16.87	$19.62	$26.29	$28.62
Net assets consist of:
Capital paid-in	$318,478,311	$409,023,319	$1,128,149,248	$51,522,057	$135,559,056	$1,187,683,407
Undistributed (Over-distribution of) net investment income	3,933,280	454,744	6,801,997	(47,866)	(247,085)	25,388,478
Accumulated net realized gain (loss)	(60,209,585)	(249,874,753)	2,035,668	(31,931,240)	(43,919,774)	(52,473,210)
Net unrealized appreciation (depreciation)	38,313,839	10,544,347	(28,688,884)	2,408,256	11,308,435	(32,653,185)
Net assets	$300,515,845	$170,147,657	$1,108,298,029	$21,951,207	$102,700,632	$1,127,945,490
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A —	Large-Cap Value, Small/Mid-Cap Value and Small-Cap Value do not offer Class B Shares. Class B Shares of Large-Cap Value converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Operations

Year Ended June 30, 2012

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $75,244, $126,258 and $575,588, respectively)	$7,576,716	$3,820,598	$12,511,514
Interest	372	449	3,528
Total investment income	7,577,088	3,821,047	12,515,042
Expenses
Management fees	2,173,758	2,039,094	4,146,324
12b-1 service fees – Class A	651,873	126,028	84,814
12b-1 distribution and service fees – Class B	12,351	109,694	N/A
12b-1 distribution and service fees – Class C	159,204	585,774	75,525
12b-1 distribution and service fees – Class R3	602	858	280
Shareholders’ servicing agent fees and expenses	334,644	466,704	476,875
Custodian’s fees and expenses	74,028	42,999	70,345
Trustees’ fees and expenses	9,106	7,585	13,341
Professional fees	37,027	36,370	48,814
Shareholders’ reports – printing and mailing expenses	57,535	87,243	112,755
Federal and state registration fees	60,128	28,917	129,054
Other expenses	19,510	16,961	24,538
Total expenses before custodian fee credit and expense reimbursement	3,589,766	3,548,227	5,182,665
Custodian fee credit	(20)	(38)	(47)
Expense reimbursement	—	—	—
Net expenses	3,589,746	3,548,189	5,182,618
Net investment income (loss)	3,987,342	272,858	7,332,424
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	11,456,296	24,820,483	4,498,099
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(17,674,329)	(47,759,560)	(75,767,040)
Net realized and unrealized gain (loss)	(6,218,033)	(22,939,077)	(71,268,941)
Net increase (decrease) in net assets from operations	$(2,230,691)	$(22,666,219)	$(63,936,517)

N/A —	Large-Cap Value does not offer Class B Shares. Class B Shares of Large-Cap Value converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

60	Nuveen Investments

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $—, $— and $3,069,951, respectively)	$194,038	$743,615	$56,822,184
Interest	81	323	5,477,698
Total investment income	194,119	743,938	62,299,882
Expenses
Management fees	172,868	899,600	21,211,607
12b-1 service fees – Class A	14,753	16,349	2,687,237
12b-1 distribution and service fees – Class B	N/A	N/A	60,188
12b-1 distribution and service fees – Class C	15,236	41,817	3,774,957
12b-1 distribution and service fees – Class R3	502	362	40,134
Shareholders’ servicing agent fees and expenses	38,668	127,992	2,851,813
Custodian’s fees and expenses	10,348	21,291	426,588
Trustees’ fees and expenses	814	2,924	84,371
Professional fees	19,985	24,732	238,560
Shareholders’ reports – printing and mailing expenses	17,339	38,429	735,585
Federal and state registration fees	30,266	32,360	8,099
Other expenses	8,432	11,475	129,144
Total expenses before custodian fee credit and expense reimbursement	329,211	1,217,331	32,248,283
Custodian fee credit	(5)	(6)	(891)
Expense reimbursement	(58,934)	—	—
Net expenses	270,272	1,217,325	32,247,392
Net investment income (loss)	(76,153)	(473,387)	30,052,490
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,307,707	12,299,332	(8,150,418)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,332,990)	(9,342,539)	(310,437,320)
Net realized and unrealized gain (loss)	(25,283)	2,956,793	(318,587,738)
Net increase (decrease) in net assets from operations	$(101,436)	$2,483,406	$(288,535,248)

N/A	— Small/Mid-Cap Value and Small-Cap Value do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$3,987,342	$3,627,880	$272,858	$(445,594)
Net realized gain (loss) from:
Investments and foreign currency	11,456,296	28,249,798	24,820,483	21,484,838
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(17,674,329)	46,238,142	(47,759,560)	76,177,341
Net increase (decrease) in net assets from operations	(2,230,691)	78,115,820	(22,666,219)	97,216,585
Distributions to Shareholders
From net investment income:
Class A	(3,241,771)	(3,374,398)	—	—
Class B	(6,060)	(9,369)	—	—
Class C	(79,394)	(82,745)	—	—
Class R3	(1,708)	(495)	—	—
Class I	(366,885)	(388,686)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,695,818)	(3,855,693)	—	—
Fund Share Transactions
Proceeds from sale of shares	21,346,603	31,376,189	35,004,423	102,534,298
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,008,329	3,040,868	—	—
	24,354,932	34,417,057	35,004,423	102,534,298
Cost of shares redeemed	(62,597,297)	(59,347,740)	(209,204,482)	(204,384,238)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(38,242,365)	(24,930,683)	(174,200,059)	(101,849,940)
Net increase (decrease) in net assets	(44,168,874)	49,329,444	(196,866,278)	(4,633,355)
Net assets at the beginning of period	344,684,719	295,355,275	367,013,935	371,647,290
Net assets at the end of period	$300,515,845	$344,684,719	$170,147,657	$367,013,935
Undistributed (Over-distribution of) net investment income at the end of period	$3,933,280	$3,641,860	$454,744	$(53,182)

See accompanying notes to financial statements.

62	Nuveen Investments

	Large-Cap Value		Small/Mid-Cap Value
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$7,332,424	$1,432,478	$(76,153)	$(63,507)
Net realized gain (loss) from:
Investments and foreign currency	4,498,099	7,285,480	1,307,707	1,980,649
Redemptions in-kind	—	(2,103,361)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(75,767,040)	61,059,587	(1,332,990)	2,631,331
Net increase (decrease) in net assets from operations	(63,936,517)	67,674,184	(101,436)	4,548,473
Distributions to Shareholders
From net investment income:
Class A	(28,665)	(31,669)	—	—
Class B	N/A	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(1,469,402)	(1,171,295)	—	—
From accumulated net realized gains:
Class A	(414,075)	—	—	—
Class B	N/A	—	N/A	N/A
Class C	(94,389)	—	—	—
Class R3	(689)	—	—	—
Class I	(5,198,771)	—	—	—
Decrease in net assets from distributions to shareholders	(7,205,991)	(1,202,964)	—	—
Fund Share Transactions
Proceeds from sale of shares	937,871,289	243,412,496	15,399,908	10,589,304
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,174,282	1,143,195	—	—
	944,045,571	244,555,691	15,399,908	10,589,304
Cost of shares redeemed	(200,902,815)	(133,179,546)	(14,685,678)	(5,034,171)
Cost of redemptions in-kind	—	(14,097,131)	—	—
Net increase (decrease) in net assets from Fund share transactions	743,142,756	97,279,014	714,230	5,555,133
Net increase (decrease) in net assets	672,000,248	163,750,234	612,794	10,103,606
Net assets at the beginning of period	436,297,781	272,547,547	21,338,413	11,234,807
Net assets at the end of period	$1,108,298,029	$436,297,781	$21,951,207	$21,338,413
Undistributed (Over-distribution of) net investment income at the end of period	$6,801,997	$968,738	$(47,866)	$—

N/A —	Large-Cap Value and Small/Mid-Cap Value do not offer Class B Shares. Class B Shares of Large-Cap Value converted to Class A Shares at close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (continued)

	Small-Cap Value		Value Opportunities
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$(473,387)	$(710,456)	$30,052,490	$19,030,540
Net realized gain (loss) from:
Investments and foreign currency	12,299,332	12,240,975	(8,150,418)	320,911,163
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(9,342,539)	22,021,396	(310,437,320)	172,998,798
Net increase (decrease) in net assets from operations	2,483,406	33,551,915	(288,535,248)	512,940,501
Distributions to Shareholders
From net investment income:
Class A	—	—	(30,516,121)	(15,223,937)
Class B	N/A	N/A	(93,629)	(52,942)
Class C	—	—	(6,159,226)	(2,428,403)
Class R3	—	—	(172,981)	(33,059)
Class I	—	—	(38,927,620)	(22,462,376)
From accumulated net realized gains:
Class A	—	—	(74,345,248)	(32,302,076)
Class B	N/A	N/A	(375,408)	(224,961)
Class C	—	—	(24,536,785)	(9,988,549)
Class R3	—	—	(486,200)	(72,577)
Class I	—	—	(90,830,654)	(41,366,702)
Decrease in net assets from distributions to shareholders	—	—	(266,443,872)	(124,155,582)
Fund Share Transactions
Proceeds from sale of shares	33,355,544	41,569,383	874,992,201	1,972,518,147
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	204,685,951	92,637,725
	33,355,544	41,569,383	1,079,678,152	2,065,155,872
Cost of shares redeemed	(30,116,155)	(63,521,319)	(2,887,574,384)	(867,673,014)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	3,239,389	(21,951,936)	(1,807,896,232)	1,197,482,858
Net increase (decrease) in net assets	5,722,795	11,599,979	(2,362,875,352)	1,586,267,777
Net assets at the beginning of period	96,977,837	85,377,858	3,490,820,842	1,904,553,065
Net assets at the end of period	$102,700,632	$96,977,837	$1,127,945,490	$3,490,820,842
Undistributed (Over-distribution of) net investment income at the end of period	$(247,085)	$—	$25,388,478	$56,608,504

N/A —	Small-Cap Value does not offer Class B Shares.

See accompanying notes to financial statements.

64	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	65

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/96)
2012	$20.25	$.26	$(.24)	$.02	$(.24)	$—	$(.24)	$20.03
2011	16.11	.21	4.15	4.36	(.22)	—	(.22)	20.25
2010	14.23	.16	2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
Class B (8/96)
2012	19.65	.11	(.23)	(.12)	(.09)	—	(.09)	19.44
2011	15.65	.06	4.03	4.09	(.09)	—	(.09)	19.65
2010	13.84	.04	1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
Class C (8/96)
2012	19.61	.11	(.22)	(.11)	(.09)	—	(.09)	19.41
2011	15.61	.06	4.03	4.09	(.09)	—	(.09)	19.61
2010	13.80	.04	1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
Class R3 (8/08)
2012	20.34	.22	(.23)	(.01)	(.19)	—	(.19)	20.14
2011	16.19	.18	4.15	4.33	(.18)	—	(.18)	20.34
2010	14.31	.12	2.03	2.15	(.27)	—	(.27)	16.19
2009(f)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)
2012	20.34	.31	(.24)	.07	(.29)	—	(.29)	20.12
2011	16.18	.26	4.17	4.43	(.27)	—	(.27)	20.34
2010	14.28	.21	2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

.19%	$258,324	1.16%		1.33%		1.16%		1.33%		99%
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131

(.56)	926	1.91		.57		1.91		.57		99
26.23	1,760	1.97		.31		1.93		.34		78
14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131

(.51)	16,644	1.91		.58		1.91		.58		99
26.21	17,518	1.97		.32		1.93		.36		78
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131

.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		.91		1.43		.97		78
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

.45	24,546	.91		1.59		.91		1.59		99
27.46	30,150	.97		1.32		.93		1.36		78
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684	.99		1.45		.96		1.48		131

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2012	$19.11	$.04	$(.86)	$(.82)	$—	$—	$—	$—	$18.29
2011	14.73	(.02)	4.40	4.38	—	—	—	—	19.11
2010	12.22	(.06)	2.61	2.55	(.03)	—	(.01)	(.04)	14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
Class B (12/02)
2012	18.29	(.10)	(.81)	(.91)	—	—	—	—	17.38
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
Class C (12/02)
2012	18.29	(.09)	(.82)	(.91)	—	—	—	—	17.38
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
Class R3 (8/08)
2012	18.96	— **	(.85)	(.85)	—	—	—	—	18.11
2011	14.66	(.06)	4.36	4.30	—	—	—	—	18.96
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(e)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)
2012	19.17	.07	(.84)	(.77)	—	—	—	—	18.40
2011	14.74	.03	4.40	4.43	—	—	—	—	19.17
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50

68	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(4.29)%	$42,089	1.32%		.20%	37%
29.74	61,438	1.38		(.10)	24
20.85	61,514	1.47		(.38)	34
(34.12)	76,785	1.50		.27	32
(25.65)	293,777	1.33		.17	25

(4.98)	9,010	2.07		(.57)	37
28.71	15,631	2.13		(.85)	24
20.02	16,016	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	25

(4.98)	51,646	2.06		(.54)	37
28.71	71,116	2.13		(.84)	24
20.02	71,209	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	25

(4.48)	153	1.57		(.01)	37
29.33	156	1.63		(.32)	24
20.62	202	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	32

(4.02)	67,250	1.07		.41	37
30.05	218,673	1.13		.18	24
21.18	222,707	1.18		(.08)	34
(33.95)	227,320	1.29		.55	32
(25.47)	274,886	1.09		.39	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2012	$18.56	$.14		$(1.64)	$(1.50)	$(.01)	$(.21)	$(.22)	$16.84
2011	14.73	.03		3.83	3.86	(.03)	—	(.03)	18.56
2010	12.71	.03		1.99	2.02	—	—	—	14.73
2009	17.41	.10		(4.73)	(4.63)	(.07)	—	(.07)	12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	— **	(.08)	17.41
Class C (12/06)
2012	18.15	.01		(1.59)	(1.58)	—	(.21)	(.21)	16.36
2011	14.49	(.09)		3.75	3.66	—	—	—	18.15
2010	12.60	(.08)		1.97	1.89	—	—	—	14.49
2009	17.28	—	**	(4.68)	(4.68)	—	—	—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	— **	— **	17.28
Class R3 (9/09)
2012	18.53	.09		(1.62)	(1.53)	—	(.21)	(.21)	16.79
2011	14.71	(.01)		3.83	3.82	—	—	—	18.53
2010(f)	15.24	—	**	(.53)	(.53)	—	—	—	14.71
Class I (12/06)
2012	18.59	.22		(1.67)	(1.45)	(.06)	(.21)	(.27)	16.87
2011	14.75	.08		3.83	3.91	(.07)	—	(.07)	18.59
2010	12.72	.08		1.97	2.05	(.02)	—	(.02)	14.75
2009	17.43	.12		(4.72)	(4.60)	(.11)	—	(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	— **	(.13)	17.43

70	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(7.99)%	$39,940	1.11%		.84%	1.11%		.84%	35%
26.22	26,143	1.20		.19	1.20		.19	27
15.89	13,820	1.32		.20	1.32		.20	15
(26.57)	6,075	1.61		.49	1.35		.76	16
(18.24)	5,080	1.66		.45	1.33		.77	13

(8.64)	6,903	1.86		.04	1.86		.04	35
25.26	8,660	1.95		(.55)	1.95		(.55)	27
15.00	4,665	2.07		(.55)	2.07		(.55)	15
(27.13)	2,217	2.37		(.25)	2.10		.02	16
(18.82)	2,484	2.42		(.33)	2.08		— ***	13

(8.19)	55	1.36		.55	1.36		.55	35
25.97	61	1.45		(.06)	1.45		(.06)	27
(3.48)	48	1.58	*	(.02 )*	1.58	*	(.02 )*	15

(7.73)	1,061,400	.85		1.29	.85		1.29	35
26.54	400,859	.95		.45	.95		.45	27
16.13	253,558	1.08		.53	1.08		.53	15
(26.35)	52,618	1.36		.71	1.10		.97	16
(18.05)	15,719	1.40		.71	1.08		1.02	13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains(b)	Total		Ending Net Asset Value
Class A (12/06)
2012	$19.91	$(.09)	$(.19)	$(.28)	$—		$—	$—		$19.63
2011	14.32	(.09)	5.68	5.59	—		—	—		19.91
2010	11.05	(.09)	3.36	3.27	—		—	—		14.32
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
Class C (12/06)
2012	19.22	(.23)	(.18)	(.41)	—		—	—		18.81
2011	13.93	(.22)	5.51	5.29	—		—	—		19.22
2010	10.83	(.19)	3.29	3.10	—		—	—		13.93
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
Class R3 (9/09)
2012	19.68	(.13)	(.19)	(.32)	—		—	—		19.36
2011	14.19	(.13)	5.62	5.49	—		—	—		19.68
2010(f)	13.53	(.09)	.75	.66	—		—	—		14.19
Class I (12/06)
2012	19.85	(.04)	(.19)	(.23)	—		—	—		19.62
2011	14.24	(.05)	5.66	5.61	—		—	—		19.85
2010	10.96	(.05)	3.33	3.28	—		—	—		14.24
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11

72	Nuveen Investments

		Ratios/Supplemental Data

			Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(1.41)%		$4,671	1.58%		(.72)%	1.33%		(.46)%	54%
39.13		5,261	1.88		(1.04)	1.33		(.50)	46
29.50		3,267	2.32		(1.51)	1.44		(.63)	64
(35.34)		1,382	3.03		(1.60)	1.45		(.02)	204
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	84

(2.13)		1,928	2.36		(1.49)	2.08		(1.21)	54
38.07		1,202	2.62		(1.80)	2.08		(1.26)	46
28.53		636	3.11		(2.29)	2.19		(1.37)	64
(35.88)		610	4.11		(2.50)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	84

(1.63)		202	1.87		(1.00)	1.58		(.70)	54
38.69		73	2.13		(1.29)	1.58		(.74)	46
4.88		52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

(1.16)		15,150	1.34		(.47)	1.08		(.20)	54
39.40		14,803	1.62		(.80)	1.08		(.26)	46
29.93		7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)		3,792	1.44		(.33)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to Classes A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2012	$25.22	$(.17)	$.96	$.79	$—	$—	$—		$—	$26.01
2011	18.30	(.18)	7.10	6.92	—	—	—		—	25.22
2010	14.14	(.10)	4.27	4.17	(.01)	—	—		(.01)	18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
Class C (12/04)
2012	24.20	(.34)	.91	.57	—	—	—		—	24.77
2011	17.68	(.35)	6.87	6.52	—	—	—		—	24.20
2010	13.76	(.21)	4.13	3.92	—	—	—		—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
Class R3 (9/09)
2012	25.26	(.23)	.96	.73	—	—	—		—	25.99
2011	18.37	(.25)	7.14	6.89	—	—	—		—	25.26
2010(f)	18.07	(.08)	.38	.30	—	—	—		—	18.37
Class I (12/04)
2012	25.42	(.11)	.98	.87	—	—	—		—	26.29
2011	18.40	(.14)	7.16	7.02	—	—	—		—	25.42
2010	14.21	(.04)	4.28	4.24	(.05)	—	—		(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34

74	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

3.09%	$7,107	1.45%		(.68)%	1.45%		(.68)%	44%
37.94	7,365	1.43		(.82)	1.43		(.82)	51
29.41	7,009	1.47		(.56)	1.45		(.54)	58
(39.29)	7,733	1.46		.13	1.46		.13	71
(20.41)	54,264	1.47		(.16)	1.47		(.16)	48

2.36	4,308	2.19		(1.43)	2.19		(1.43)	44
36.96	4,401	2.18		(1.58)	2.18		(1.58)	51
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	48

2.85	72	1.69		(.93)	1.69		(.93)	44
37.64	75	1.68		(1.08)	1.68		(1.08)	51
1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

3.38	91,213	1.19		(.43)	1.19		(.43)	44
38.28	85,136	1.18		(.58)	1.18		(.58)	51
29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/04)
2012	$35.58	$.34	$(4.64)	$(4.30)	$(.75)	$(2.02)	$(2.77)	$28.51
2011	29.76	.23	7.26	7.49	(.51)	(1.16)	(1.67)	35.58
2010	24.17	.13	5.46	5.59	—	—	—	29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
Class B (12/04)
2012	34.69	.15	(4.57)	(4.42)	(.48)	(2.02)	(2.50)	27.77
2011	29.07	(.04)	7.08	7.04	(.26)	(1.16)	(1.42)	34.69
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
Class C (12/04)
2012	34.68	.13	(4.55)	(4.42)	(.48)	(2.02)	(2.50)	27.76
2011	29.06	(.03)	7.07	7.04	(.26)	(1.16)	(1.42)	34.68
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
Class R3 (8/08)
2012	35.57	.30	(4.67)	(4.37)	(.67)	(2.02)	(2.69)	28.51
2011	29.76	.17	7.23	7.40	(.43)	(1.16)	(1.59)	35.57
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(f)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)
2012	35.72	.42	(4.66)	(4.24)	(.84)	(2.02)	(2.86)	28.62
2011	29.87	.31	7.29	7.60	(.59)	(1.16)	(1.75)	35.72
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66

76	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(12.46)%	$492,397	1.17%		1.05%	1.17%		1.05%	97%
25.31	1,291,888	1.20		.65	1.20		.65	77
23.13	658,037	1.43		.44	1.43		.44	48
(13.47)	378,845	1.48		.89	1.48		.89	61
(2.65)	368,093	1.42		.63	1.42		.63	48

(13.14)	4,788	1.91		.47	1.91		.47	97
24.38	6,863	1.95		(.13)	1.95		(.13)	77
22.25	5,801	2.17		(.32)	2.17		(.32)	48
(14.10)	5,080	2.22		.14	2.22		.14	61
(3.39)	6,816	2.17		(.11)	2.17		(.11)	48

(13.11)	224,079	1.91		.40	1.91		.40	97
24.39	436,074	1.95		(.07)	1.95		(.07)	77
22.25	192,332	2.19		(.31)	2.19		(.31)	48
(14.14)	98,742	2.22		.14	2.22		.14	61
(3.39)	116,463	2.17		(.10)	2.17		(.10)	48

(12.67)	6,298	1.40		.93	1.40		.93	97
25.00	6,880	1.45		.49	1.45		.49	77
22.82	1,444	1.71		.22	1.71		.22	48
(11.47)	414	1.76	*	.73 *	1.75	*	.75 *	61

(12.27)	400,383	.92		1.28	.92		1.28	97
25.64	1,749,117	.95		.91	.95		.91	77
23.48	1,046,939	1.18		.69	1.18		.69	48
(13.29)	580,149	1.24		1.19	1.23		1.20	61
(2.39)	278,649	1.17		.89	1.17		.89	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s investment portfolio is managed by three sub-advisers, Institutional Capital LLC (“ICAP”), Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and Symphony Asset Management LLC (“Symphony”), subsidiary of Nuveen. The Adviser maintains a strategic asset allocation of between 25% and 40% of the Fund’s assets with each sub-adviser. The Fund may also invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Multi-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund’s sub-adviser, NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Large-Cap Value’s, Small/Mid-Cap Value’s and Small-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, Large-Cap Value and Small/Mid-Cap Value invest at least 80% of their net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index and Russell 2500® Value Index, respectively. Under normal market conditions, Small-Cap Value invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell® 2000 Value Index or the Standard & Poor’s Small Cap 600 Index. The Funds will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Funds’ sub-adviser, NWQ, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuation or catalysts. Each Fund invests primarily in U.S. equity securities, but may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund’s sub-adviser, Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. Tradewinds’ disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Effective at the close of business on July 29, 2011, Value Opportunities was closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;
•	Defined contribution retirement plans that purchased shares of the Fund prior to October 31, 2011;
•	Full-time and retired employees of Nuveen and its affiliates as well as their immediate family members;
•	Officers, trustees and former trustees of the Nuveen funds; and
•	Benefit plans sponsored by Nuveen or its affiliates.

Effective May 7, 2012, Value Opportunities re-opened to all investors who meet the eligibility and minimum initial investment requirements described in the Fund’s most recent prospectus.

78	Nuveen Investments

Effective at the close of business on February 15, 2012, Class B Shares of Large-Cap Value were converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, there were no outstanding purchase commitments in any of the Funds.

Nuveen Investments	79

Notes to Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In-Kind Redemptions

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (“in-kind redemptions”). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2012, the Funds did not have any in-kind redemptions.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

80	Nuveen Investments

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	81

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$294,471,647	$—	$—	$294,471,647
Investment Companies	1,364,600	—	—	1,364,600
Short-Term Investments:
Repurchase Agreements	—	3,786,060	—	3,786,060
Total	$295,836,247	$3,786,060	$—	$299,622,307

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$170,323,135	$—	$—	$170,323,135
Short-Term Investments:
Repurchase Agreements	—	386,167	—	386,167
Total	$170,323,135	$386,167	$—	$170,709,302

Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,060,739,965	$—	$—	$1,060,739,965
Short-Term Investments:
Repurchase Agreements	—	45,719,733	—	45,719,733
Total	$1,060,739,965	$45,719,733	$—	$1,106,459,698

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$21,590,191	$—	$—	$21,590,191
Short-Term Investments:
Repurchase Agreements	—	231,588	—	231,588
Total	$21,590,191	$231,588	$—	$21,821,779

Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$97,373,163	$—	$—	$97,373,163
Short-Term Investments:
Repurchase Agreements	—	5,468,758	—	5,468,758
Total	$97,373,163	$5,468,758	$—	$102,841,921

Value Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,088,264,301	$—	$—	$1,088,264,301
Convertible Bonds	—	7,629,535	—	7,629,535
Short-Term Investments:
Repurchase Agreements	—	26,646,674	—	26,646,674
Total	$1,088,264,301	$34,276,209	$—	$1,122,540,510
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security;

82	Nuveen Investments

the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended June 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	845,732	$16,012,029	1,146,918	$21,421,203
Class A – automatic conversion of Class B Shares	5,440	104,726	6,381	125,090
Class B	2,445	46,371	4,726	87,375
Class C	115,213	2,256,357	78,056	1,447,381
Class R3	1,293	23,117	5,307	108,254
Class I	149,860	2,904,003	421,332	8,186,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	138,807	2,606,795	137,700	2,645,224
Class B	237	4,337	350	6,555
Class C	3,220	58,788	3,150	58,810
Class R3	—	—	—	—
Class I	17,962	338,409	17,140	330,279
	1,280,209	24,354,932	1,821,060	34,417,057
Shares redeemed:
Class A	(2,672,024)	(50,648,304)	(2,529,784)	(47,871,458)
Class B	(39,001)	(706,518)	(36,822)	(669,595)
Class B – automatic conversion to Class A Shares	(5,606)	(104,726)	(6,544)	(125,090)
Class C	(154,199)	(2,849,604)	(184,860)	(3,387,231)
Class R3	(5,592)	(109,544)	(4,045)	(75,035)
Class I	(430,615)	(8,178,601)	(374,681)	(7,219,331)
	(3,307,037)	(62,597,297)	(3,136,736)	(59,347,740)
Net increase (decrease)	(2,026,828)	$(38,242,365)	(1,315,676)	$(24,930,683)

Nuveen Investments	83

Notes to Financial Statements (continued)

	Multi-Cap Value
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	247,520	$4,515,222	257,568	$4,693,322
Class A – automatic conversion of Class B Shares	10,844	207,951	1,662	29,720
Class B	—	—	738	13,235
Class C	74,453	1,258,961	206,600	3,691,066
Class R3	3,232	56,629	—	—
Class I	1,620,370	28,965,660	5,275,849	94,106,955
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	1,956,419	35,004,423	5,742,417	102,534,298
Shares redeemed:
Class A	(1,172,912)	(21,661,723)	(1,219,158)	(21,543,518)
Class B	(324,947)	(5,469,358)	(271,607)	(4,594,805)
Class B – automatic conversion to Class A Shares	(11,379)	(207,951)	(1,726)	(29,720)
Class C	(991,255)	(17,030,431)	(1,330,310)	(22,630,843)
Class R3	(3,039)	(52,860)	(5,545)	(95,540)
Class I	(9,374,263)	(164,782,159)	(8,977,010)	(155,489,812)
	(11,877,795)	(209,204,482)	(11,805,356)	(204,384,238)
Net increase (decrease)	(9,921,376)	$(174,200,059)	(6,062,939)	$(101,849,940)

	Large-Cap Value
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,023,048	$34,030,063	750,248	$13,506,650
Class A – automatic conversion of Class B Shares	24,970	451,455	—	—
Class B	38	588	2,507	44,509
Class C	128,117	2,179,623	231,440	4,162,335
Class R3	163	2,999	—	—
Class I	51,455,595	901,206,561	12,462,365	225,699,002
Shares issued to shareholders due to reinvestment of distributions:
Class A	26,860	428,819	1,685	30,408
Class B	318	4,930	—	—
Class C	5,015	77,839	—	—
Class R3	—	—	—	—
Class I	351,987	5,662,694	61,650	1,112,787
	54,016,111	944,045,571	13,509,895	244,555,691
Shares redeemed:
Class A	(1,112,286)	(18,878,453)	(281,473)	(4,910,989)
Class B	(6,404)	(104,314)	(2,321)	(41,081)
Class B – automatic conversion to Class A Shares	(25,651)	(451,455)	—	—
Class C	(188,332)	(3,143,502)	(76,312)	(1,320,386)
Class R3	(163)	(2,944)	—	—
Class I	(10,460,457)	(178,322,147)	(7,359,209)	(126,907,090)
Class I – In-kind	—	—	(790,197)	(14,097,131)
	(11,793,293)	(200,902,815)	(8,509,512)	(147,276,677)
Net increase (decrease)	42,222,818	$743,142,756	5,000,383	$97,279,014

84	Nuveen Investments

	Small/Mid-Cap Value
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	327,952	$6,247,935	125,266	$2,330,322
Class C	62,283	1,187,222	38,567	717,006
Class R3	8,627	174,606	—	—
Class I	395,045	7,790,145	402,138	7,541,976
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	793,907	15,399,908	565,971	10,589,304
Shares redeemed:
Class A	(354,368)	(7,057,064)	(89,087)	(1,569,528)
Class C	(22,322)	(421,915)	(21,715)	(381,001)
Class R3	(1,871)	(37,128)	—	—
Class I	(368,745)	(7,169,571)	(167,368)	(3,083,642)
	(747,306)	(14,685,678)	(278,170)	(5,034,171)
Net increase (decrease)	46,601	$714,230	287,801	$5,555,133

	Small-Cap Value
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	135,049	$3,392,392	137,861	$3,142,610
Class C	29,761	699,132	34,660	799,980
Class R3	—	—	214	5,400
Class I	1,161,844	29,264,020	1,616,836	37,621,393
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	1,326,654	33,355,544	1,789,571	41,569,383
Shares redeemed:
Class A	(153,794)	(3,696,846)	(228,916)	(5,393,959)
Class C	(37,685)	(886,913)	(50,367)	(1,124,106)
Class R3	(214)	(5,545)	—	—
Class I	(1,040,377)	(25,526,851)	(2,335,883)	(57,003,254)
	(1,232,070)	(30,116,155)	(2,615,166)	(63,521,319)
Net increase (decrease)	94,584	$3,239,389	(825,595)	$(21,951,936)

Nuveen Investments	85

Notes to Financial Statements (continued)

	Value Opportunities
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,031,010	$398,955,957	21,475,323	$744,550,597
Class A – automatic conversion of Class B Shares	179	6,132	738	24,973
Class B	9,315	306,950	15,614	530,405
Class C	1,206,678	39,524,376	6,952,830	235,972,429
Class R3	190,034	6,263,621	187,394	6,566,510
Class I	12,690,671	429,935,165	28,299,535	984,873,233
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,155,445	96,095,067	1,243,318	43,508,206
Class B	13,640	403,860	6,776	230,906
Class C	761,915	22,551,160	268,889	9,160,217
Class R3	14,420	438,872	901	31,501
Class I	2,785,366	85,196,992	1,130,122	39,706,895
	32,858,673	1,079,678,152	59,581,440	2,065,155,872
Shares redeemed:
Class A	(34,224,206)	(1,091,692,179)	(8,516,105)	(296,306,385)
Class B	(48,169)	(1,462,049)	(23,366)	(786,635)
Class B – automatic conversion to Class A Shares	(184)	(6,132)	(748)	(24,973)
Class C	(6,470,059)	(194,403,741)	(1,266,428)	(42,580,995)
Class R3	(176,965)	(5,878,757)	(43,378)	(1,517,789)
Class I	(50,452,170)	(1,594,131,526)	(15,510,421)	(526,456,237)
	(91,371,753)	(2,887,574,384)	(25,360,446)	(867,673,014)
Net increase (decrease)	(58,513,080)	$(1,807,896,232)	34,220,994	$1,197,482,858

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2012, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$300,180,840	$94,749,546	$908,546,192	$12,903,346	$42,123,954	$2,472,412,901
Sales and maturities	340,119,890	251,536,374	199,154,852	11,712,237	48,472,452	3,950,244,319

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$271,183,659	$166,049,138	$1,136,118,525	$19,676,903	$93,276,915	$1,170,013,834
Gross unrealized:
Appreciation	$45,971,846	$27,166,388	$52,670,573	$3,974,260	$21,246,437	$67,409,873
Depreciation	(17,533,198)	(22,506,224)	(82,329,400)	(1,829,384)	(11,681,431)	(114,883,197)
Net unrealized appreciation (depreciation) of investments	$28,438,648	$4,660,164	$(29,658,827)	$2,144,876	$9,565,006	$(47,473,324)

86	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, distribution reclasses, net operating losses, tax equalization, foreign currency reclassifications, and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets at June 30, 2012, the Funds’ tax year end, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Capital paid-in	$—	$(235,120)	$(46,752)	$(28,287)	$(226,302)	$(1,202,695)
Undistributed (Over-distribution of) net investment income	(104)	235,068	(1,098)	28,287	226,302	14,597,061
Accumulated net realized gain (loss)	104	52	47,850	—	—	(13,394,366)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2012, the Funds’ tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,933,280	$502,955	$7,586,713	$—	$—	$25,470,256
Undistributed net long-term capital gains	—	—	2,446,811	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2012 and June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,695,818	$—	$3,805,178	$—	$—	$128,646,179
Distributions from net long-term capital gains**	—	—	3,400,813	—	—	137,797,693

2011	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,855,693	$—	$1,202,964	$—	$—	$89,346,972
Distributions from net long-term capital gains	—	—	—	—	—	34,808,611
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2012.

At June 30, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Small/Mid-Cap Value*	Small-Cap Value
Expiration:
June 30, 2016	$—	$—	$9,696,398	$—
June 30, 2017	—	143,374,877	21,132,667	—
June 30, 2018	50,334,571	100,615,795	838,796	42,176,345
Total	$50,334,571	$243,990,672	$31,667,861	$42,176,345

*	A portion of Small/Mid-Cap Value’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended June 30, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Utilized capital loss carryforwards	$13,790,606	$25,939,528	$1,507,039	$11,016,656

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be

Nuveen Investments	87

Notes to Financial Statements (continued)

permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended June 30, 2012, there were no post-enactment capital losses generated.

The Funds have elected to defer losses incurred from November 1, 2011 through June 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Post-October capital losses	$226,590	$—	$—	$37,654,294
Late-year ordinary losses	—	47,866	247,085	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.5375	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.5250	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5125	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5000	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.4750	.5550	.4750	.5250	.6750	.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2012, the complex-level fee rate for each of these Funds was .1731%.

88	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, Symphony, ICAP, NWQ and Tradewinds (collectively, the “Sub-Advisers”), under which the Sub-Advisers manage the investment portfolio for their respective Funds. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2012	1.20%
Large-Cap Value	1.10	October 31, 2012	1.35
Small/Mid-Cap Value	1.10	October 31, 2012	1.45
Small-Cap Value	N/A	N/A	1.50
Value Opportunities	N/A	N/A	1.50
N/A	— Not applicable.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2012, Nuveen Securities, LLC (the “Distributor”) , a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected (Unaudited)	$20,273	$21,006	$45,918	$26,812	$3,949	$696,064
Paid to financial intermediaries (Unaudited)	17,736	18,361	40,159	23,483	3,435	622,200

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances (Unaudited)	$3,435	$9,173	$19,325	$8,840	$5,847	$378,619

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained (Unaudited)	$15,850	$102,268	$28,516	$6,041	$5,887	$1,278,717

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	89

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2012, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained (Unaudited)	$1,355	$51,039	$31,111	$818	$1,781	$252,994

At June 30, 2012, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	—	—	—	—	—	—
Class B	—	—	N/A	N/A	N/A	—
Class C	—	—	—	—	—	—
Class R3	2,757	—	3,281	3,695	2,767	—
Class I	—	—	—	—	—	—

New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

90	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	220
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	220
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	220
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	220
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220

Nuveen Investments	91

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	220
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

92	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	220
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	220
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	220
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

Nuveen Investments	93

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

94	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Advisor and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following Funds: the Nuveen NWQ Multi-Cap Value Fund, the Nuveen NWQ Large-Cap Value Fund, the Nuveen NWQ Small/Mid-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund; (b) the Advisor and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Nuveen Tradewinds Value Opportunities Fund; and (c) the Advisor and Institutional Capital LLC (“ICAP”), Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Symphony Asset Management LLC (“Symphony”), respectively, on behalf of the Nuveen Multi-Manager Large-Cap Value Fund, and their periodic continuation. NWQ, Tradewinds, ICAP, Nuveen Asset Management and Symphony are each a “Sub-Advisor” and the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.” Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors’ investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to Tradewinds and NWQ in February 2011 during which Symphony also gave a presentation. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

Nuveen Investments	95

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisors generally provide the portfolio investment management services to the applicable Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each applicable Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, each investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor(s) or Fund and Fund performance (and, in addition, with respect to the Nuveen Multi-Manager Large-Cap Value Fund (the “Multi-Manager Fund”), the performance of the portion of such Fund’s portfolio allocated to the respective Sub-Advisors). The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. With respect to the Multi-Manager Fund, the Independent Board Members also reviewed, among other things, the returns of each sleeve of such Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 2011 as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results.

96	Nuveen Investments

Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Multi-Manager Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. The Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Fund”), also demonstrated generally favorable performance, performing in the first quartile for the one- and three-year periods, although such Fund was in the third quartile for the five-year period. The Independent Board Members observed that the Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Fund”) lagged its peers somewhat in the longer five-year period, but its performance had improved in the recent one-year period (noting that although such Fund was in the fourth quartile in the five-year period, it was in the first quartile in the one- and three-year periods). Further, they noted that the Nuveen Tradewinds Value Opportunities Fund (the “Value Opportunities Fund”) lagged its peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and/or five-year periods. Finally, with respect to the Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”) and the Nuveen NWQ Multi-Cap Value Fund, (the “Multi-Cap Value Fund”), the Independent Board Members noted that such Funds had lagged their peers and/or benchmarks over various periods (although the Multi-Cap Value Fund was in the second quartile for the three-year period and the first quartile for the first quarter of 2012). With respect to the Nuveen funds that have shown periods of underperformance, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address any performance issues in light of the fund’s investment strategy.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Multi-Manager Fund and the Small-Cap Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average. In addition, the Independent Board Members noted that the Multi-Cap Value Fund and the Value Opportunities Fund each had slightly higher net management fees than their peer average and a slightly higher or higher net expense ratio compared to their peer average, although they recognized the limits of the peer comparisons for the Multi-Cap Value Fund and noted that the management fee for the Value Opportunities Fund was reduced effective July 1, 2010. With respect to the Large-Cap Value Fund and the Small/Mid Cap Value Fund, the Independent Board Members observed that such Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisors charge for similar investment management services for other Nuveen funds (if any), funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to ICAP, the sub-advisory fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Symphony, NWQ, Tradewinds and Nuveen Asset Management, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to ICAP, the Independent Board Members also considered the Sub-Advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with the Multi-Manager Fund. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

98	Nuveen Investments

and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that ICAP, NWQ and Tradewinds may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the applicable Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the foregoing Fund Advisers may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that these Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. The Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	99

Notes

100	Nuveen Investments

Notes

Nuveen Investments	101

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Core Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

102	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Asset Management, LLC

333 West Wacker Drive,

Chicago, IL 60603

NWQ Investment Management Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Multi-Manager Large-Cap Value Fund	100%	100%
Nuveen NWQ Large-Cap Value Fund	100%	100%
Nuveen Tradewinds Value Opportunities Fund	23.07%	29.96%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	103

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NWQ-0612D

Mutual Funds

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

June 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	NGTIX

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If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Timothy Palmer, CFA, with 26 years of investment experience and Steven Lee, CFA, who has 17 years of investment experience, have managed the Fund since its inception on December 2, 2011. Here they examine economic and fixed income market conditions, key investment strategies and the Fund’s performance during the period December 2, 2011 through June 30, 2012.

What factors affected the economic and fixed income market environments during the reporting period ended June 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.7% year-over-year as of June 2012, the same figure as May 2012, which was the lowest twelve-month rate of change since February 2011. Core CPI (which excludes food and energy) increased 2.2% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.3% figure reported in the previous three months. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.2% in June 2012. While this figure was down from 9.1% one year ago, it was still a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended May 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 0.7%. Housing prices remained at the lowest levels since spring 2003, down more than one-third from their summer 2006 peak.

Nuveen Investments	5

Throughout the fiscal period, fixed income markets were buffeted by concerns about the tepid U.S. economic recovery combined with the ballooning U.S. federal deficit, the seemingly unending European debt crisis and a broader slowdown in global growth, especially emerging markets. These macro events caused the financial markets to fluctuate between embracing risk and shunning risk. Risk premiums on non-government bonds widened as U.S. Treasuries renewed their safe haven status, outperforming other riskier asset classes. When all was said and done, longer maturity Treasuries and Treasury Inflation-Protected Securities (TIPS) ended the period as the top performing asset classes in the taxable fixed income market. While short-term Treasury rates remained at historically low levels throughout the fiscal year, dipping even lower midway through the period, intermediate and longer term Treasuries saw their rates fall fairly steadily throughout the period. For example, yields on five-year Treasuries dropped from 1.80% at the beginning of July 2011 to 0.72% as of June 30, 2012, while 30-year Treasuries started at 4.40% and ended at 2.69%. The prices of these securities move in the opposite direction of interest rates. Meanwhile, investment-grade corporate bonds also turned in relatively strong results over the period, outperforming other non-government bonds such as high-yield corporate bonds, CMBS, MBS and asset-backed securities, with a 9.54% return as measured by Barclays Corporate Investment Grade Index.

How did the Fund perform during the period ended June 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the since inception period ending June 30, 2012. The Fund’s Class A Share total returns are compared with the performance of the appropriate Barclays Index and Lipper classification average. The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average over the period from the Fund’s inception on December 2, 2011, through June 30, 2012. The Fund was launched and became fully invested midway through the fiscal period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

Based on our outlook for continued moderate global growth and improving financial conditions, we positioned the Fund at its start-up with significant overweights to non-government sectors, while our country and currency selection favored higher growth markets. This positioning included an overweight to investment-grade credit, with an emphasis on U.S. financials and globally based, cyclically sensitive corporate bonds. We also invested a portion of the Fund’s assets in the high yield sector, increasingly emphasizing bottom-up company specific investment ideas. At the same time, we underweighted government securities from large markets such as the United States, Japan and peripheral Europe. Instead, we favored higher real interest rate markets and non-government sectors broadly. We also emphasized growth sensitive, developed and emerging market (EM) currencies, including the Mexican peso, Australian dollar, Canadian dollar, Brazilian real and Polish zloty, with corresponding underweights to the Japanese yen, European euro and the U.S. dollar.

6	Nuveen Investments

All of these allocations benefited the Fund’s performance during the abbreviated reporting period. The combination of a steady economy, a reduction of European financial risk and ongoing easy monetary policy proved to be an optimal environment for risk assets, despite a “flight-to-quality” market late in the period driven by renewed fears about the stability of Europe. In particular, the Fund’s overweights in growth-sensitive, developed and EM currencies, including Mexico, Australia, Canada and India, and underweights to the Japanese yen and U.S. dollar were significant sources of outperformance for the overall period, but detracted from returns later on as the markets experienced a “risk-off” shock. The Fund benefited from an overweight to the financial sector within corporate bonds, while economically sensitive credits underperformed. Country selection with regard to interest rate positioning was also a source of positive return for the Fund.

Although we kept most of the Fund’s primary investment themes intact during the period, we did make smaller scaled shifts that were geared toward improving its profile in response to changing economic developments and valuations. For example, we reduced the Fund’s U.S. dollar exposure while adding to or establishing new positions in currencies meeting our fundamental investment criteria late in the period. These currencies had substantially cheapened during the risk aversion and growth scare prevailing in the latter part of the period. We maintained our main strategic sector emphasis that favors credit sectors, finding significant opportunities in investment-grade and high yield credits from both emerging and developed markets. We selectively reduced the Fund’s positions in European credits, given the increasing economic and financing strains. We also reduced the Fund’s mortgage-backed securities weight in favor of what we believed to be better opportunities elsewhere. We added interest rate exposure in high quality, non-European markets such as Canada, the United Kingdom and Japan. At the same time, we moved out of Australia following interest rate cuts and reduced exposure to core eurozone bonds given poor valuations and uncertain fundamentals.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Non U.S. or foreign investments involve additional risks, including currency fluctuation, political or economic instability, and differing legal or tax standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

The Fund is presently exempt from regulation by the Commodity Futures Trading Commission (“CFTC”). However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, may subject the Fund to regulation by the CFTC and impose on it additional disclosure, reporting and recordkeeping obligations.

Nuveen Investments	7

Compliance with these additional obligations may increase Fund expenses. Certain of the rules that would apply to the Fund if it becomes subject to CFTC regulation have not yet been adopted, and it is unclear what effect such rules would have on the Fund if they are adopted.

Investments in Derivatives

The Fund invested in futures contracts. We used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to increase the duration of the Fund’s portfolio, a long U.S. Treasury bond or Treasury note futures position would be acquired. The Fund also entered into foreign interest rate futures to manage foreign interest rate exposures.

The Fund entered into credit default swap contacts to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the High Yield Bond segment of the market, a long CDX High Yield Index swap would be acquired.

The Fund utilized forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency forward would be acquired.

The Fund purchased futures options on U.S. Treasury notes as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. The Fund also purchased short term call options on the Brazilian real, sold higher strike calls on the same currency, and reduced the foreign currency exchange contracts to rebalance the Fund’s net currency exposure to the Brazilian real. These option transactions would have benefited from a moderate appreciate in this currency. The options expired prior to the close of the reporting period.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of June 30, 2012

Cumulative

Since Inception*
Class A Shares at NAV	7.42%
Class A Shares at maximum Offering Price	2.31%
Barclays Global Aggregate Unhedged Bond Index**	1.98%
Lipper Global Income Funds Classification Average**	3.81%

Class C Shares	7.10%
Class R3 Shares	7.38%
Class I Shares	7.71%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.18%	1.00%
Class C Shares	1.93%	1.75%
Class R3 Shares	1.43%	1.25%
Class I Shares	0.93%	0.75%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/02/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 — Class A Shares

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Yields as of June 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	4.10%	3.03%
Class C Shares	3.54%	2.45%
Class R3 Shares	4.05%	2.93%
Class I Shares	4.56%	3.42%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	Nuveen Investments

Holding Summaries as of June 30, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio Credit Quality1

Portfolio Allocation[2]
Corporate Bonds	38.2%
Sovereign Debt	47.5%
Asset-Backed and Mortgage-Backed Securities	6.1%
$25 Par (or similar) Preferred Securities	1.3%
Capital Preferred Securities	0.3%
U.S. Government and Agency Obligations	0.1%
Short-Term Investments	6.5%

Country Allocation[2]
United States	31.9%
United Kingdom	12.7%
Mexico	5.9%
Brazil	5.5%
Canada	4.7%
Turkey	3.8%
Netherlands	3.1%
France	2.9%
Norway	2.9%
Sweden	2.8%
New Zealand	2.5%
South Africa	2.4%
Other	18.9%

Corporate Debt: Industries[3]
Metals & Mining	12.0%
Diversified Financial Services	11.2%
Oil, Gas & Consumable Fuels	10.5%
Capital Markets	8.0%
Food Products	5.6%
Diversified Telecommunication Services	5.1%
Media	4.4%
Consumer Finance	4.0%
Biotechnology	3.7%
Chemicals	3.4%
Construction & Engineering	3.2%
Commercial Banks	3.1%
Insurance	2.5%
Wireless Telecommunication Services	2.2%
Containers & Packaging	2.0%
Other	19.1%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of June 30, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2012. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of June 30, 2012. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. Holdings are subject to change.

Nuveen Investments	13

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,078.00	$1,075.30	$1,078.10	$1,080.90	$1,020.14	$1,016.21	$1,018.70	$1,021.23
Expenses Incurred During Period	$4.91	$8.98	$6.41	$3.78	$4.77	$8.72	$6.22	$3.67
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .95%, 1.74%, 1.24% and .73% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Total Return Bond Fund (a series of the Nuveen Investment Trust, hereinafter referred to as the “Fund”) at June 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period December 2, 2011 (commencement of operations) through June 30, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 28, 2012

Nuveen Investments	15

Portfolio of Investments

Nuveen Global Total Return Bond Fund

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 38.7%

	Aerospace & Defense – 0.1%

$20	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	BB	$20,900
	Auto Components – 0.1%

20	Dana Holding Corporation	6.500%	2/15/19	BB	21,250
	Automobiles – 0.2%

30	Chrysler GP/CG Company	8.000%	6/15/19	B	30,825
	Biotechnology – 1.5%

200	Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	208,487

20	STHI Holding Corporation, 144A	8.000%	3/15/18	B	21,150
220	Total Biotechnology				229,637
	Building Products – 0.4%

25	Associated Materials Inc.	9.125%	11/01/17	B–	22,313

25	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B1	23,500

20	Texas Industries Inc.	9.250%	8/15/20	B–	20,000
70	Total Building Products				65,813
	Capital Markets – 3.3%

125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	133,446

70	Morgan Stanley	6.625%	4/01/18	A	73,190

125	Morgan Stanley	5.500%	7/24/20	A	122,296

140	Morgan Stanley	5.500%	7/28/21	A	137,936

25	UBS AG Stamford	4.875%	8/04/20	A	26,711
485	Total Capital Markets				493,579
	Chemicals – 1.4%

30	Ecolab Inc.	4.350%	12/08/21	BBB+	33,251

20	Georgia Gulf Corporation	9.000%	1/15/17	BB	22,300

25	Huntsman International LLC, Convertible Bond, Series 2011	8.625%	3/15/21	B+	28,188

70	Ineos Finance PLC, 144A	7.500%	5/01/20	B+	70,525

50	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	51,375
195	Total Chemicals				205,639
	Commercial Banks – 1.2%

25	HSBC Holdings PLC	6.800%	6/01/38	AA–	28,634

135	Rabobank Nederland	3.875%	2/08/22	AA	137,326

20	Royal Bank of Scotland Group PLC	6.400%	10/21/19	A	21,327
180	Total Commercial Banks				187,287
	Commercial Services & Supplies – 0.1%

10	Ceridian Corporation, 144A	8.875%	7/15/19	BB	10,325
	Computers & Peripherals – 0.3%

30	Hewlett Packard Company	4.650%	12/09/21	A	31,446

20	Seagate HDD Cayman	6.875%	5/01/20	BB+	21,500
50	Total Computers & Peripherals				52,946
	Construction & Engineering – 1.3%

200	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB–	198,060
	Consumer Finance – 1.6%

30	Capital One Bank	8.800%	7/15/19	Baa1	37,781

90	Discover Financial Services	5.200%	4/27/22	BBB	94,147

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$100	Ford Motor Credit Company	6.625%	8/15/17	Baa3	$113,747
220	Total Consumer Finance				245,675
	Containers & Packaging – 0.8%

15	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	15,038

100	Reynolds Group, 144A	7.125%	4/15/19	BB–	104,750
115	Total Containers & Packaging				119,788
	Diversified Consumer Services – 0.7%

100	Bank of America Corporation	5.700%	1/24/22	A	110,129
	Diversified Financial Services – 4.5%

115	Bank of America Corporation	5.875%	1/05/21	A	125,558

50	Bank of America Corporation	5.750%	12/01/17	A	53,360

80	Citigroup Inc.	5.375%	8/09/20	A	86,448

30	Citigroup Inc.	6.125%	8/25/36	BBB+	29,507

30	General Electric Capital Corporation	5.300%	2/11/21	AA	33,671

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	32,253

105	JPMorgan Chase & Company	4.350%	8/15/21	A+	110,817

150	JPMorgan Chase & Company	4.500%	1/24/22	A+	161,583

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	54,105
630	Total Diversified Financial Services				687,302
	Diversified Telecommunication Services – 2.0%

25	AT&T, Inc.	5.550%	8/15/41	A2	29,799

35	Brasil Telecom SA, 144A	5.750%	2/10/22	Baa2	35,665

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	142,506

25	Telecom Italia Capital S.p.A	7.175%	6/18/19	BBB	24,875

50	Telefonica Emisiones SAU	4.949%	1/15/15	BBB+	47,270

35	Telefonica Emisiones SAU	5.462%	2/16/21	BBB+	30,478
320	Total Diversified Telecommunication Services				310,593
	Energy Equipment & Services – 0.8%

20	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	23,794

30	NGPL PipeCo LLC	7.119%	12/15/17	Ba3	30,000

30	Rowan Companies Inc.	7.875%	8/01/19	BBB–	36,215

25	Weatherford International Limited	7.000%	3/15/38	BBB	28,550
105	Total Energy Equipment & Services				118,559
	Food Products – 2.3%

200	BRF Brasil Foods SA, 144A	5.875%	6/06/22	BBB–	206,000

100	JBS Finance II Limited, 144A	8.250%	1/29/18	BB	97,000

40	Tyson Foods	4.500%	6/15/22	BBB	41,200
340	Total Food Products				344,200
	Gas Utilities – 0.2%

25	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	25,500
	Health Care Providers & Services – 0.2%

25	HCA Holdings Inc.	7.750%	5/15/21	B–	26,813
	Independent Power Producers & Energy Traders – 0.3%

25	Constellation Energy Group	5.150%	12/01/20	BBB+	27,674

25	NRG Energy Inc.	7.875%	5/15/21	BB	25,250
50	Total Independent Power Producers & Energy Traders				52,924

Nuveen Investments	17

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates – 0.1%

$20	Abengoa Finance SAU, 144A	8.875%	11/01/17	B+	$17,700
	Insurance – 1.0%

30	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	34,589

30	Genworth Financial Inc.	6.515%	5/22/18	BBB	28,749

35	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	37,491

25	MetLife Inc.	6.750%	6/01/16	A–	29,315

20	Prudential Financial Inc.	5.500%	3/15/16	A	22,148
140	Total Insurance				152,292
	Media – 1.8%

20	Comcast Corporation	6.400%	5/15/38	BBB+	24,380

55	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	60,865

30	NBC Universal Media LLC	4.375%	4/01/21	BBB+	33,004

20	News America Holdings Inc.	6.650%	11/15/37	BBB+	23,346

40	Time Warner Inc.	6.100%	7/15/40	BBB	46,016

20	Viacom Inc.	6.875%	4/30/36	BBB+	25,895

60	Vivendi SA, 144A	4.750%	4/12/22	BBB	59,212
245	Total Media				272,718
	Metals & Mining – 4.9%

55	Alcoa Inc.	5.400%	4/15/21	BBB–	54,767

25	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	24,349

50	ArcelorMittal	6.250%	2/25/22	Baa3	48,970

35	ArcelorMittal	7.000%	10/15/39	Baa3	33,973

35	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	34,506

200	Evraz Group S.A, 144A	7.400%	4/24/17	BB–	196,036

50	FMG Resources, 144A	6.000%	4/01/17	BB+	50,250

25	Freeport McMoRan Copper & Gold, Inc.	3.550%	3/01/22	BBB	24,597

20	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	19,800

20	JMC Steel Group, 144A	8.250%	3/15/18	B	19,850

100	Northland Resources AB	13.000%	3/06/17	B–	98,500

20	Taseko Mines Limited	7.750%	4/15/19	B	19,100

35	Teck Resources Limited	6.250%	7/15/41	BBB	39,185

20	Thompson Creek Metals Company	7.375%	6/01/18	CCC+	16,050

25	Vale Overseas Limited	6.875%	11/10/39	A–	29,209

35	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	27,650
750	Total Metals & Mining				736,792
	Oil, Gas & Consumable Fuels – 4.2%

20	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	22,701

100	Bumi Capital Pte Limited, 144A	12.000%	11/10/16	BB	104,250

25	Deep Drilling Company	14.250%	3/05/15	N/R	24,756

20	Kodiak Oil and Gas Corporation, 144A	8.125%	12/01/19	CCC+	20,600

25	Nexen Inc.	6.400%	5/15/37	BBB–	26,492

30	Noble Energy Inc.	4.150%	12/15/21	BBB	31,546

25	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B1	22,250

50	Petrobras International Finance Company	5.375%	1/27/21	A3	53,889

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$50	Petrobras International Finance Company	6.875%	1/20/40	A3	$59,476

250	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	249,985

25	Valero Energy Corporation	6.125%	2/01/20	BBB	28,864
620	Total Oil, Gas & Consumable Fuels				644,809
	Paper & Forest Products – 0.3%

30	International Paper Company	8.700%	6/15/38	BBB	42,340
	Pharmaceuticals – 0.2%

30	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	31,013
	Real Estate Investment Trust – 0.8%

20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	21,007

30	HCP Inc.	3.750%	2/01/19	BBB+	29,947

15	Prologis Inc.	6.875%	3/15/20	Baa2	17,941

20	Simon Property Group, L.P.	5.650%	2/01/20	A–	23,330

30	Vornado Realty LP	4.250%	4/01/15	BBB	31,638
115	Total Real Estate Investment Trust				123,863
	Real Estate Management & Development – 0.7%

100	Agile Property Holdings Limited, 144A	10.000%	11/14/16	BB	103,500
	Thrifts & Mortgage Finance – 0.3%

40	WEA Finance LLC, 144A	4.625%	5/10/21	A2	42,273
	Tobacco – 0.2%

20	Altria Group Inc.	4.750%	5/05/21	Baa1	22,681
	Wireless Telecommunication Services – 0.9%

25	American Tower Company	5.050%	9/01/20	Baa3	26,259

100	VimpelCom Limited/VIP Finance Ireland, 144A	9.125%	4/30/18	BB	106,250
125	Total Wireless Telecommunication Services				132,509
$5,645	Total Corporate Bonds (cost $5,708,245)				5,880,234

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 0.3%

	Capital Markets – 0.3%

75	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$50,777
75	Total Capital Preferred Securities (cost $75,000)				50,777

Shares	Description (1)	Coupon		Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 1.3%

	Commercial Banks – 0.4%

2,400	PNC Financial Services, Inc.	6.125%		BBB	$63,240
	Diversified Financial Services – 0.5%

75	Bank of America Corporation	7.250%		BB+	73,125
	Insurance – 0.4%

2,400	Hartford Financial Services Group Inc.	7.875%		BB+	64,896
	Total $25 Par (or similar) Preferred Securities (cost $183,225)				201,261

Nuveen Investments	19

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%

$10	U.S. Treasury Notes	1.750%	5/15/22	Aaa	$10,081
$10	Total U.S. Government and Agency Obligations (cost $10,112)				10,081

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET BACKED AND MORTGAGE-BACKED SECURITIES – 6.1%

$140	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	$150,172

250	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	266,055

250	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	262,773

250	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012–1A, 144A	2.105%	10/15/54	AAA	251,909
$890	Total Asset-Backed and Mortgage-Backed Securities (cost $927,544)				930,909

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 48.2%

	Argentina – 0.6%

$100	Republic of Argentina International Bond	8.750%	6/02/17	B	$86,000
	Australia – 1.5%

100 AUD	Australian Government Bond	5.750%	5/15/21	AAA	124,653

100 AUD	Australian Government Bond	6.500%	5/15/13	Aaa	105,534
200 AUD	Total Australia				230,187
	Brazil – 1.0%

130	Federative Republic of Brazil	4.875%	1/22/21	Baa2	150,345
	Canada – 3.7%

275 CAD	Canadian Government Bond	2.750%	9/01/16	AAA	286,731

250 CAD	Canadian Government Bond, (4)	3.250%	6/01/21	AAA	278,337
525 CAD	Total Canada				565,068
	Finland – 2.3%

250 EUR	Finland Government Bond	3.375%	4/15/20	AAA	352,711
	France – 2.6%

300 EUR	French Government Bond	3.000%	4/25/22	Aaa	389,749
	Indonesia – 0.8%

100	Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	115,250
	Italy – 1.9%

225 EUR	Republic of Italy	3.000%	4/01/14	A3	281,919
	Mexico – 5.9%

40 MXN	Mexico Bonos de DeSarrollo	9.500%	12/18/14	A–	333,004

20 MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	A–	162,157

50 MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A–	394,180
110 MXN	Total Mexico				889,341
	Netherlands – 2.3%

150 EUR	Netherlands Government	2.750%	1/15/15	AAA	200,824

100 EUR	Netherlands Government	3.750%	1/15/23	Aaa	145,118
250 EUR	Total Netherlands				345,942

20	Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	New Zealand – 2.1%

350 NZD	New Zealand Government	6.000%	12/15/17	Aaa	$322,945
	Norway – 2.9%

2,300 NOK	Norway Government Bond	3.750%	5/25/21	AAA	444,488
	Philipines – 0.7%

100	Republic of the Philippines	4.000%	1/15/21	BB+	107,625
	Poland – 1.1%

150	Republic of Poland	5.000%	3/23/22	A2	163,725
	South Africa – 2.3%

2,800 ZAR	Republic of South Africa	7.250%	1/15/20	A	344,188
	Sweden – 2.2%

2,000 SEK	Swedish Government	3.500%	6/01/22	AAA	339,071
	Turkey – 3.9%

1,100 TRY	Turkey Government Bond	0.000%	11/07/12	BBB–	589,000
	United Kingdom – 10.4%

100 GBP	United Kingdom, Gilt	4.500%	3/07/13	AAA	161,080

350 GBP	United Kingdom, Gilt	3.750%	9/07/21	AAA	645,229

70 GBP	United Kingdom, Gilt	4.250%	9/07/39	Aaa	135,071

100 GBP	United Kingdom, Gilt	4.000%	9/07/16	AAA	178,350

250 GBP	United Kingdom, Gilt	3.750%	9/07/19	AAA	457,756
870 GBP	Total United Kingdom				1,577,486
	Total Sovereign Debt (cost $7,155,651)				7,295,040

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 6.6%

	Repurchase Agreements – 6.6%

$1,007	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $1,006,826, collateralized by $985,000 U.S. Treasury Notes, 1.750%, 5/31/16, value $1,031,460	0.010%	7/02/12		$1,006,825
	Total Short-Term Investments (cost $1,006,825)				1,006,825
	Total Investments (cost $15,066,602) – 101.3%				15,375,127
	Other Assets Less Liabilities – (1.3)% (5)				(192,765)
	Net Assets – 100%				$15,182,362

Investments in Derivatives at June 30, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
Morgan Stanley	British Pound	450,000	U.S. Dollar	708,350	7/2/12	$3,588
Citigroup	Canadian Dollar	440,000	U.S. Dollar	422,153	7/23/12	(9,792)
Morgan Stanley	Euro	871,832	U.S. Dollar	1,101,629	8/21/12	(2,232)
Morgan Stanley	Japanese Yen	114,900,000	U.S. Dollar	1,449,550	8/21/12	11,034
Citigroup	U.S. Dollar	118,959	Austrailian Dollar	123,000	8/3/12	6,502
Citigroup	U.S. Dollar	935,729	Austrailian Dollar	975,000	8/3/12	58,775
Morgan Stanley	U.S. Dollar	732,029	British Pound	450,000	7/2/12	(27,267)

Nuveen Investments	21

Portfolio of Investments

Nuveen Global Total Return Bond Fund (continued)

June 30, 2012

Investments in Derivatives at June 30, 2012 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
Citigroup	U.S. Dollar	443,696	Canadian Dollar	440,000	7/23/12	$(11,751)
Citigroup	U.S. Dollar	422,093	Canadian Dollar	440,000	8/3/12	9,740
Morgan Stanley	U.S. Dollar	1,756,842	Canadian Dollar	1,831,223	8/3/12	40,390
Citigroup	U.S. Dollar	166,586	Chilean Peso	86,000,000	7/10/12	4,889
JPMorgan	U.S. Dollar	406,204	Indian Rupee	22,000,000	7/9/12	(13,041)
Morgan Stanley	U.S. Dollar	2,202,886	Japanese Yen	173,900,000	8/21/12	(25,707)
Morgan Stanley	U.S. Dollar	445,711	Malaysian Ringgit	1,400,000	7/23/12	(5,579)
Morgan Stanley	U.S. Dollar	804,851	Mexican Peso	10,500,000	7/23/12	(19,619)
Morgan Stanley	U.S. Dollar	768,145	Chinese Yuan	4,900,000	12/7/12	(260)
Citigroup	U.S. Dollar	649,408	South Korean Won	740,000,000	7/13/12	(3,964)
Citigroup	U.S. Dollar	431,313	South Korean Won	500,000,000	7/13/12	4,797
JPMorgan	U.S. Dollar	440,827	South Korean Won	520,000,000	8/3/12	12,059
Citigroup	U.S. Dollar	429,428	Swedish Krona	3,100,000	8/7/12	18,046
						$50,608

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (6)	Current Credit Spread (7)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
JPMorgan	Markit CDX NA HY18 Index	Sell	5.88	594,000 USD	5.000%	6/20/17	(21,143)	$(1,779)
Morgan Stanley	ITRAXX Asia EX Japan Index	Sell	1.74	500,000 USD	1.000	6/20/17	(16,902)	(2,440)
								$(4,219)
*	Annualized

Futures Contracts oustanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Long Gilt Future	Long	2	9/12	373,087	$1,594
Canadian 10-Year Bond	Long	4	9/12	543,954	1,912
Japanese 10-Year Bond	Long	1	9/12	1,797,586	6,249
U.S. Treasury 10-Year Note	Short	(8)	9/12	(1,067,000)	(2,964)
U.S. Treasury 5-Year Note	Short	(1)	9/12	(123,969)	247
U.S. Treasury Long Bond	Short	(8)	9/12	(1,183,750)	(930)
					$6,108

22	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

(6)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

N/R	Not rated.
TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AUD	Austrailian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pounds

MXN	Mexian Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

TRY	Turkey Lira

USD	U.S. Dollar

ZAR	South African Rand

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Assets & Liabilities

June 30, 2012

Assets
Investments, at value (cost $14,059,777)	$14,368,302
Short-Term investments (at cost, which approximates value)	1,006,825
Cash denominated in foreign currencies (cost $189,302)	192,184
Unrealized appreciation on forward foreign currency exchange contracts	165,858
Receivables:
Dividends	2,672
From Adviser	23,433
Interest	150,669
Investments sold	278,758
Shares sold	58,644
Variation margin on futures contracts	12,264
Total assets	16,259,609
Liabilities
Cash overdraft	27,415
Credit default swap premiums received	32,825
Unrealized depreciation on:
Credit default swaps	4,219
Forward foreign currency exchange contracts	115,250
Payables:
Dividends	56,285
Investments purchased	787,380
Shares redeemed	221
Accrued expenses:
12b-1 distribution and service fees	123
Other	53,529
Total liabilities	1,077,247
Net assets	$15,182,362
Class A Shares
Net assets	$309,712
Shares outstanding	14,615
Net asset value per share	$21.19
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$22.25
Class C Shares
Net assets	$52,944
Shares outstanding	2,500
Net asset value and offering price per share	$21.18
Class R3 Shares
Net assets	$53,007
Shares outstanding	2,500
Net asset value and offering price per share	$21.20
Class I Shares
Net assets	$14,766,699
Shares outstanding	695,644
Net asset value and offering price per share	$21.23
Net assets consist of:
Capital paid-in	$14,322,773
Undistributed (Over-distribution of) net investment income	405,210
Accumulated net realized gain (loss)	91,088
Net unrealized appreciation (depreciation)	363,291
Net assets	$15,182,362
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Operations

For the Period December 2, 2011 (commencement of operations) through June 30, 2012

Dividend and Interest Income	$355,080
Expenses
Management fees	48,904
12b-1 service fees – Class A	191
12b-1 distribution and service fees – Class C	303
12b-1 distribution and service fees – Class R3	152
Shareholders’ servicing agent fees and expenses	9,284
Custodian’s fees and expenses	29,911
Trustees’ fees and expenses	256
Professional fees	49,771
Shareholders’ reports – printing and mailing expenses	4,271
Federal and state registration fees	5,614
Other expenses	1,085
Total expenses before expense reimbursement	149,742
Expense reimbursement	(86,963)
Net expenses	62,779
Net investment income (loss)	292,301
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,886
Forward foreign currency exchange contracts	324,366
Futures contracts	2,222
Options purchased	(29,297)
Options written	2,460
Swaps	119,949
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	310,794
Forward foreign currency exchange contracts	50,608
Futures contracts	6,108
Swaps	(4,219)
Net realized and unrealized gain (loss)	785,877
Net increase (decrease) in net assets from operations	$1,078,178

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Changes in Net Assets

Period 12/02/11 (commencement of operations) through 6/30/12
Operations
Net investment income (loss)	$292,301
Net realized gain (loss) from:
Investments and foreign currency	2,886
Forward foreign currency exchange contracts	324,366
Futures contracts	2,222
Options purchased	(29,297)
Options written	2,460
Swaps	119,949
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	310,794
Forward foreign currency exchange contracts	50,608
Futures contracts	6,108
Swaps	(4,219)
Net increase (decrease) in net assets from operations	1,078,178
Distributions to Shareholders
From net investment income:
Class A	(2,712)
Class C	(596)
Class R3	(688)
Class I	(215,380)
Decrease in net assets from distributions to shareholders	(219,376)
Fund Share Transactions
Proceeds from sale of shares	14,322,080
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,978
14,324,058
Cost of shares redeemed	(498)
Net increase (decrease) in net assets from Fund share transactions	14,323,560
Net increase (decrease) in net assets	15,182,362
Net assets at the beginning of period	—
Net assets at the end of period	$15,182,362
Undistributed (Over-distribution of) net investment income at the end of period	$405,210

See accompanying notes to financial statements.

26	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/11)
2012(e)	$20.00	$.41	$1.07	$1.48	$(.29)	$—	$(.29)	$21.19	7.42%
CLASS C (12/11)
2012(e)	20.00	.29	1.13	1.42	(.24)	—	(.24)	21.18	7.10
CLASS R3 (12/11)
2012(e)	20.00	.35	1.13	1.48	(.28)	—	(.28)	21.20	7.38
CLASS I (12/11)
2012(e)	20.00	.42	1.12	1.54	(.31)	—	(.31)	21.23	7.71

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$310	2.44	%*	1.99	%*	.98	%*	3.46	%*	116%

53	2.74	*	1.41	*	1.72	*	2.42	*	116

53	2.24	*	1.91	*	1.23	*	2.92	*	116

14,767	1.74	*	2.41	*	.73	*	3.42	*	116
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Global Total Return Bond Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include debt obligations of foreign governments, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, and asset-backed securities. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries. The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. The Fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality as determined by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”).

The Fund may invest in derivative financial instruments in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s net asset value (NAV) is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

30	Nuveen Investments

security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Fund had outstanding when issued/delayed delivery purchase commitments of $677,544.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	31

Notes to Financial Statements (continued)

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures and swaps, respectively” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Fund invested in forward foreign currency exchange contracts to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s Portfolio of Investments, the Fund acquired a short foreign currency forward.

The average number of forward foreign currency exchange contracts outstanding during the period December 2, 2011 (commencement of operations) through June 30, 2012, was as follows:

Average number of forward foreign currency exchange contracts outstanding*	25
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

32	Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Fund used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. To increase the duration of the Fund’s Portfolio of Investments, the Fund acquired a long U.S. Treasury note or bond futures position. The Fund entered into foreign interest rate futures to manage foreign interest rate exposures.

The average number of futures contracts outstanding during the period December 2, 2011 (commencement of operations) through June 30, 2012, was as follows:

Average number of futures contracts outstanding*	28
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures contracts, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Fund did not purchase or write any swaptions. During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Fund purchased options on note/bond futures as part of an overall portfolio interest rate strategy. Call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio. The Fund also sold short term call options on the Brazilian real to benefit if the Brazilian real declined – but purchased higher strike calls on the Brazilian real as protection in case the Brazilian real instead rose.

The average number of options contracts outstanding during the period December 2, 2011 (commencement of operations) through June 30, 2012, were as follows:

Average number of purchased option contracts outstanding*	6
Average number of written option contracts outstanding*	—	**
*	The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.

Nuveen Investments	33

Notes to Financial Statements (continued)

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on option activity.

Swap Contracts

The Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Credit Default Swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Fund invested in credit default swap contacts to express a view on credit as part of an overall portfolio sector management strategy. To increase the Fund’s credit exposure to the high yield bond segment of the market, a long CDX High Yield Index swap would be acquired.

The average number of credit default swap contracts outstanding during the period December 2, 2011 (commencement of operations) through June 30, 2012, was as follows:

Average number of credit default swap contracts outstanding*	3
*	The average notional amount is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34	Nuveen Investments

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels:

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$5,880,234	$—	$5,880,234
Capital Preferred Securities	—	50,777	—	50,777
$25 Par (or similar) Preferred Securities	201,261	—	—	201,261
U.S. Government and Agency Obligations	—	10,081	—	10,081
Asset-Backed and Mortgage-Backed Securities	—	930,909	—	930,909
Sovereign Debt	—	7,295,040	—	7,295,040
Short-Term Investments:
Repurchase Agreement	—	1,006,825	—	1,006,825
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	50,608	—	50,608
Credit Default Swaps**	—	(4,219)	—	(4,219)
Futures Contracts**	6,108	—	—	6,108
Total	$207,369	$15,220,255	$—	$15,427,624
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	35

Notes to Financial Statements (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$165,858	Unrealized depreciation on forward foreign currency exchange contracts	$(115,250)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	10,002	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(3,894)
Credit	Swaps	—	$—	Unrealized depreciation on credit default swaps**	$(4,219)
Total			$175,860		$(123,363)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period December 2, 2011 (commencement of operations) through June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$324,366

36	Nuveen Investments

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Interest Rate	$2,222

Net Realized Gain (Loss) from Options Purchased
Risk Exposure
Interest Rate	$(20,867)
Foreign Currency Exchange Rate	(8,430)
Total	$(29,297)

Net Realized Gain (Loss) from Options Written
Risk Exposure
Foreign Currency Exchange Rate	$2,460

Net Realized Gain (Loss) from Swaps
Risk Exposure
Credit	$119,949

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$50,608

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Interest Rate	$6,108

Change in Net Unrealized Appreciation (Depreciation) of Swaps
Risk Exposure
Credit	$(4,219)

4. Fund Shares

Transactions in Fund shares were as follows:

	For the period 12/02/11 (commencement of operations) through 6/30/12
	Shares	Amount
Shares sold:
Class A	14,546	$306,302
Class C	2,500	50,000
Class R3	2,500	50,000
Class I	695,643	13,915,778
Shares issued to shareholders due to reinvestment of distributions:
Class A	93	1,966
Class C	—	—
Class R3	—	—
Class I	1	12
	715,283	14,324,058
Shares redeemed:
Class A	(24)	(498)
Class C	—	—
Class R3	—	—
Class I	—	—
	(24)	(498)
Net increase (decrease)	715,259	$14,323,560

Nuveen Investments	37

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the period December 2, 2011 (commencement of operations) through June 30, 2012, were as follows:

Purchases:
Investment securities	$17,761,037
U.S. Government and agency obligations	13,226,201
Sales and maturities:
Investment securities	4,374,423
U.S. Government and agency obligations	12,598,035

Transactions in call options written during the period December 2, 2011 (commencement of operations) through June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	1	2,460
Options terminated in closing purchase transactions	—	—
Options expired	(1)	(2,460)
Options outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$15,066,602
Gross unrealized:
Appreciation	412,058
Depreciation	(103,533)
Net unrealized appreciation (depreciation) of investments	$308,525

Permanent differences, primarily due to treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Fund’s components of net assets at June 30, 2012, the Fund’s tax year end as follows:

Capital paid-in	$(788)
Undistributed (Over-distribution of) net investment income	332,285
Accumulated net realized gain (loss)	(331,497)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2012, the Fund’s tax year end were as follows:

Undistributed net ordinary income*	$727,571
Undistributed net long-term capital gains	50,648
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period June 1, 2012 through June 30, 2012 and paid on July 2, 2012.

The tax character of distributions paid during the Fund’s tax year ended June 30, 2012, was designated for purposes of the dividends paid deduction as follows:

For the Period December 2, 2011 (commencement of operations) through June 30, 2012
Distributions from net ordinary income*	$162,229
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the

38	Nuveen Investments

date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund’s tax year ended June 30, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

The annual complex-level fee for the Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for the Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2012, the complex-level fee rate for the Fund was .1731%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	39

Notes to Financial Statements (continued)

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the period December 2, 2011 (commencement of operations) through June 30, 2012, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$474
Paid to financial intermediaries (Unaudited)	425

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the period December 2, 2011 (commencement of operations) through June 30, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$303

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period December 2, 2011 (commencement of operations) through June 30, 2012, as follows:

CDSC retained (Unaudited)	$—

At June 30, 2012, Nuveen owned 2,500, 2,500, 2,500 and 692,500 Shares of Class A, C, R3 and I, respectively, of the Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

40	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	220
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	220
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	220
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	220
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220

Nuveen Investments	41

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	220
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

42	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	220
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	220
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	220
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

Nuveen Investments	43

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

44	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Global Total Return Bond Fund (the “Fund”), including the Board Members who are not parties to its advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on November 14-16, 2011 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Adviser”), on behalf of the Fund. The Advisor and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen and its affiliates; (d) the extent of any economies of scale; and (e) any benefits derived by the Fund Advisers from the relationship with the Fund.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality and extent of administrative or other non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Adviser.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the Sub-Adviser’s track record in managing fixed income strategies as well as with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Adviser, including the Nuveen Total Return Bond Fund (the “Total Return Fund”) (currently, the Nuveen Strategic Income Fund), a domestic-oriented variation of the Fund. In this regard, the Independent Board Members were provided with performance information for the Total Return Fund, including returns for the one-year, three-year, five-year and ten-year periods, and the period since inception, in each case ending September 30, 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds.

The Independent Board Members reviewed, among other things, the management fees and expense ratios of various other unaffiliated funds classified as global income funds. In this regard, the Independent Board Members noted that, for the Fund, the proposed gross management fee is at, and the net expense ratio is slightly below, the medians for this peer set.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule or fees the Sub-Adviser charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed financial statements as of June 30, 2011 and certain other financial information pertaining to Nuveen. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and

46	Nuveen Investments

may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each of the Fund Advisers has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with fixed income securities transactions which are typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25 - 30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: A measure of the price sensitivity of a security or fund to changes in prevailing interest rates. The longer the duration, the more price sensitivity to interest rate movements in either direction.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Fund’s distributions paid during the taxable year ended June 30, 2012. Nuveen Global Total Return Fund hereby designates 54% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended June 30, 2012.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-GTRB-0612P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Annual Report

June 30, 2012

Nuveen NWQ Equity Income Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen NWQ Equity Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 30 years of corporate finance and investment management experience. Here Jon talks about the economic and equity market conditions, management strategies and the performance of the Fund for the twelve-month reporting period ended June 30, 2012.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended June 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.7% year-over-year as of June 2012, the same figure as May 2012, which was the lowest twelve-month rate of change since February 2011. Core CPI (which excludes food and energy) increased 2.2% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.3% figure reported in the previous three months. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.2% in June 2012. While this figure was down from 9.1% one year ago, it was still a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended May 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 0.7%. Housing prices remained at

Nuveen Investments	5

the lowest levels since spring 2003, down more than one-third from their summer 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

The U.S. equity market appreciated during the reporting period notwithstanding increased concerns regarding global economic growth and a sovereign debt crisis in Europe that have plagued stocks more recently. The best performing sectors in the Russell 1000 Value Index for the year were consumer discretionary, health care and utilities. The worst performing sectors were energy, finance and materials & processing. Energy stocks performed poorly mostly due to extremely weak natural gas prices, concern that high gasoline prices globally were placing a strain on economic growth and worries over whether China could maintain a sufficient economic growth rate to drive continued demand growth (an issue for commodities generally).

How did the Fund perform during the twelve-month reporting period ended June 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund’s Class A Shares for the one-year and since inception periods ended June 30, 2012. The Fund’s Class A Share total returns are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What is the Fund’s investment strategy?

The Fund is designed to seek high current income and capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures) and other securities with equity characteristics. The Fund did not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest up to 35% of its net assets in non-U.S. equity securities. The Fund also has the ability to write (sell) covered call options.

How did this strategy influence performance during the twelve-month reporting period ended June 30, 2012?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Value Index and the Lipper Equity Income Funds Classification Average during the twelve-month reporting period ended June 30, 2012.

During the reporting period, several positions detracted from performance including General Motors. The company declined on concerns regarding the slowing economy and the potential impact on volumes and pricing, as well as struggles with restructuring efforts at its European and Brazilian operations. Also negatively impacting performance was Hartford Financial Services Group, which declined given fundamental challenges in its life operations and the continued low interest rate environment. Responding to shareholder

6	Nuveen Investments

pressure, the company recently announced a strategic restructuring whereby it will focus on property casualty by divesting its life and retirement businesses, and put its annuity business into runoff. Lastly, Talisman Energy Inc. underperformed given a sharp decline in natural gas prices and ongoing delays at its Yme project in the North Sea. Historical capital allocation decisions have also been a concern. We believe these issues should subside as new management appears capable at resolving the prior management’s challenges.

We strategically added several positions throughout the reporting period, including American International Group (AIG), Best Buy Co., Canadian Natural Resources, Cisco Systems and Hewlett-Packard. We also eliminated several positions due to more attractive investment opportunities. These included Hess Corporation, Philip Morris International, Aurizon Mines, Merck & Co., Motorola Solutions and Vertex Pharmaceutical.

We also wrote (sold) covered call options on individual stocks held in the Fund’s portfolio to enhance returns while foregoing some upside potential.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Convertible securities involve risks as the value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities. The value of call options sold (written) will be affected by, among other things, changes in the value of the securities or indexes underlying the options and the remaining time to the options’ expiration. By writing call options, the Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options.

Nuveen Investments	7

Fund Performance and Expense Ratios

Nuveen NWQ Equity Income Fund

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-3.57%	7.21%
Class A Shares at maximum Offering Price	-9.11%	4.96%
Russell 1000 Value Index**	3.01%	10.27%
Lipper Equity Income Funds Classification Average**	3.04%	11.14%

Class C Shares	-4.30%	6.40%
Class R3 Shares	-3.81%	6.94%
Class I Shares	-3.28%	7.49%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.29%	1.13%
Class C Shares	6.04%	1.88%
Class R3 Shares	5.54%	1.38%
Class I Shares	5.04%	0.88%

The investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/15/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	9

Holding Summaries as of June 30, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Portfolio Allocation1

Portfolio Composition[1]
Pharmaceuticals	18.6%
Insurance	11.5%
Media	10.9%
Oil, Gas & Consumable Fuels	8.9%
Software	8.7%
Metals & Mining	6.6%
Diversified Financial Services	6.3%
Commercial Banks	3.9%
Machinery	3.3%
Communications Equipment	2.7%
Other	18.6%

Top Five Common Stock Holdings[1]
CA Inc.	5.7%
Pfizer Inc.	5.7%
Sanofi-Aventis, Sponsored ADR	4.4%
Wells Fargo & Company	3.9%
Merck & Company, Inc.	3.6%

1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2012. Holdings are subject to change.

10	Nuveen Investments

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,048.40	$1,044.60	$1,050.20	$1,047.10	$1,019.29	$1,015.56	$1,018.05	$1,020.54
Expenses Incurred During Period	$5.70	$9.51	$6.98	$4.43	$5.62	$9.37	$6.87	$4.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.37% and .87% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Equity Income Fund (a series of the Nuveen Investment Trust, hereinafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 28, 2012

12	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Equity Income Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 102.0%

	Aerospace & Defense – 1.1%

200	Raytheon Company	$11,318
	Automobiles – 1.9%

975	General Motors Company, (2)	19,227
	Chemicals – 1.1%

200	Mosaic Company	10,952
	Commercial Banks – 4.0%

1,200	Wells Fargo & Company	40,128
	Communications Equipment – 2.7%

1,600	Cisco Systems, Inc.	27,472
	Computers & Peripherals – 1.2%

600	Hewlett-Packard Company	12,066
	Diversified Financial Services – 6.4%

1,200	Citigroup Inc.	32,892

900	JP Morgan Chase & Co.	32,157
	Total Diversified Financial Services	65,049
	Diversified Telecommunication Services – 1.0%

2,700	Frontier Communications Corporation	10,341
	Energy Equipment & Services – 1.1%

400	Halliburton Company	11,356
	Food & Staples Retailing – 2.8%

600	CVS Caremark Corporation	28,038
	Industrial Conglomerates – 0.9%

450	General Electric Company	9,378
	Insurance – 11.7%

650	American International Group, (2)	20,859

1,810	Hartford Financial Services Group, Inc.	31,910

850	MetLife, Inc.	26,223

800	Symetra Financial Corporation	10,096

1,550	Unum Group	29,652
	Total Insurance	118,740
	Machinery – 3.3%

400	Ingersoll Rand Company Limited, Class A, (5)	16,872

425	PACCAR Inc.	16,656
	Total Machinery	33,528
	Media – 11.1%

2,100	Interpublic Group Companies, Inc., (5)	22,785

1,650	National CineMedia, Inc.	25,031

600	News Corporation, Class A	13,374

800	Time Warner Inc., (5)	30,800

425	Viacom Inc., Class B, (5)	19,984
	Total Media	111,974
	Metals & Mining – 6.8%

800	AngloGold Ashanti Limited, Sponsored ADR	27,472

600	Barrick Gold Corporation, (5)	22,542

Nuveen Investments	13

Portfolio of Investments

Nuveen NWQ Equity Income Fund (continued)

June 30, 2012

Shares	Description (1)	Value

	Metals & Mining (continued)

250	Freeport-McMoRan Copper & Gold, Inc.	$8,518

200	Newmont Mining Corporation	9,702
	Total Metals & Mining	68,234
	Oil, Gas & Consumable Fuels – 9.1%

125	Occidental Petroleum Corporation	10,721

475	Royal Dutch Shell PLC, Class A	32,029

2,700	Talisman Energy Inc., (5)	30,942

400	Total SA, Sponsored ADR	17,980
	Total Oil, Gas & Consumable Fuels	91,672
	Pharmaceuticals – 19.0%

700	GlaxoSmithKline PLC	31,899

900	Merck & Company Inc.	37,575

2,550	Pfizer Inc.	58,650

1,200	Sanofi-Aventis, Sponsored ADR	45,336

475	Teva Pharmaceutical Industries Limited, Sponsored ADR	18,734
	Total Pharmaceuticals	192,194
	Real Estate Investment Trust – 1.0%

800	Redwood Trust Inc.	9,984
	Semiconductors & Equipment – 1.4%

1,300	Intersil Holding Corporation, Class A	13,845
	Software – 8.9%

2,175	CA Inc.	58,918

1,000	Microsoft Corporation	30,590
	Total Software	89,508
	Specialty Retail – 1.2%

575	Best Buy Co., Inc.	12,052
	Tobacco – 1.9%

225	Philip Morris International	19,634
	Wireless Telecommunication Services – 2.4%

850	Vodafone Group PLC, Sponsored ADR	23,953
	Total Investments (cost $1,021,329) – 102.0%	1,030,643
	Other Assets Less Liabilities – (2.0)% (3)	(20,601)
	Net Assets – 100%	$1,010,042

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(2)	Barrick Gold Corporation	$(9,000)	7/21/12	$45.0	$(8)
(4)	Ingersoll Rand Company Limited, Class A	(17,200)	9/22/12	43.0	(810)
(11)	Interpublic Group of Companies, Inc.	(13,200)	7/21/12	12.0	(55)
(16)	Talisman Energy Inc.	(19,200)	10/20/12	12.0	(1,320)
(3)	Time Warner Inc.	(11,400)	8/18/12	38.0	(456)
(4)	Viacom Inc., Class B	(20,000)	7/21/12	50.0	(60)
(40)	Total Call Options Written (premiums received $3,740)	$(90,000)			$(2,709)

14	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Other Assets Less Liabilities includes Value of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	Investment, or portion of investment, has been pledged as collateral for all options written during and as of the end of the reporting period.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Assets and Liabilities

June 30, 2012

Assets
Investments, at value (cost $1,021,329)	$1,030,643
Cash	12,022
Receivables:
Dividends	2,653
Reclaims	91
Total assets	1,045,409
Liabilities
Call options written, at value (premiums received $3,740)	2,709
Payables:
Dividends	5,516
Investments purchased	4,685
Accrued expenses:
Management fees	1,040
12b-1 distribution and service fees	351
Professional fees	11,229
Shareholders’ reports – printing and mailing expenses	6,796
Other	3,041
Total liabilities	35,367
Net assets	$1,010,042
Class A Shares
Net assets	$252,539
Shares outstanding	12,500
Net asset value per share	$20.20
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.43
Class C Shares
Net assets	$252,430
Shares outstanding	12,500
Net asset value and offering price per share	$20.19
Class R3 Shares
Net assets	$252,500
Shares outstanding	12,500
Net asset value and offering price per share	$20.20
Class I Shares
Net assets	$252,573
Shares outstanding	12,500
Net asset value and offering price per share	$20.21
Net assets consist of:
Capital paid-in	$998,320
Undistributed (Over-distribution of) net investment income	210
Accumulated net realized gain (loss)	1,167
Net unrealized appreciation (depreciation)	10,345
Net assets	$1,010,042
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Operations

Year Ended June 30, 2012

Dividend and Interest Income (net of foreign tax withheld of $890)	$31,062
Expenses
Management fees	7,065
12b-1 service fees – Class A	654
12b-1 distribution and service fees – Class C	2,611
12b-1 distribution and service fees – Class R3	1,307
Shareholders’ servicing agent fees and expenses	255
Custodian’s fees and expenses	4,657
Trustees’ fees and expenses	196
Professional fees	11,266
Shareholders’ reports – printing and mailing expenses	14,634
Other expenses	2,857
Total expenses before custodian fee credit and expense reimbursement	45,502
Custodian fee credit	(23)
Expense reimbursement	(31,774)
Net expenses	13,705
Net investment income (loss)	17,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,435
Call options written	4,139
Change in net in unrealized appreciation (depreciation) of:
Investments	(77,645)
Call options written	1,031
Net realized and unrealized gain (loss)	(70,040)
Net increase (decrease) in net assets from operations	$(52,683)

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Changes in Net Assets

	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$17,357	$15,032
Net realized gain (loss) from:
Investments	2,435	78,517
Call options written	4,139	13,904
Change in net unrealized appreciation (depreciation) of:
Investments	(77,645)	138,525
Call options written	1,031	(205)
Net increase (decrease) in net assets from operations	(52,683)	245,773
Distributions to Shareholders
From net investment income:
Class A	(4,851)	(4,536)
Class C	(2,886)	(2,404)
Class R3	(4,195)	(3,824)
Class I	(5,509)	(5,249)
From accumulated net realized gains:
Class A	(24,562)	(10,394)
Class C	(24,562)	(10,394)
Class R3	(24,562)	(10,394)
Class I	(24,562)	(10,394)
Decrease in net assets from distributions to shareholders	(115,689)	(57,589)
Fund Share Transactions
Net proceeds from sale of shares	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—
Net increase (decrease) in net assets	(168,372)	188,184
Net assets at the beginning of period	1,178,414	990,230
Net assets at the end of period	$1,010,042	$1,178,414
Undistributed (Over-distribution of) net investment income at the end of period	$210	$294

See accompanying notes to financial statements.

18	Nuveen Investments

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Nuveen Investments	19

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/09)
2012	$23.57	$.39	$(1.40)	$(1.01)	$(.39)	$(1.97)	$(2.36)	$20.20	(3.57)%
2011	19.81	.34	4.61	4.95	(.36)	(.83)	(1.19)	23.57	25.34
2010(f)	20.00	.30	(.19)	.11	(.30)	—	(.30)	19.81	.48
Class C (9/09)
2012	23.56	.23	(1.40)	(1.17)	(.23)	(1.97)	(2.20)	20.19	(4.30)
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56	24.43
2010(f)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80	(.14)
Class R3 (9/09)
2012	23.57	.33	(1.39)	(1.06)	(.34)	(1.97)	(2.31)	20.20	(3.81)
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57	25.09
2010(f)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80	.24
Class I (9/09)
2012	23.57	.44	(1.39)	(.95)	(.44)	(1.97)	(2.41)	20.21	(3.28)
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57	25.64
2010(f)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81	.67

20	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)			Ratios to Average Net Assets After Reimbursement(d)(e)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$253	4.16%		(1.19)%	1.13%		1.85%		32%
295	5.29		(2.65)	1.13		1.51		44
248	3.79	*	(.82 )*	1.14	*	1.83	*	24

252	4.91		(1.94)	1.88		1.09		32
294	6.04		(3.40)	1.88		.76		44
248	4.54	*	(1.57)*	1.89	*	1.08	*	24

253	4.42		(1.45)	1.38		1.59		32
295	5.54		(2.90)	1.38		1.26		44
248	4.04	*	(1.07)*	1.39	*	1.58	*	24

253	3.91		(.94)	.88		2.10		32
295	5.04		(2.40)	.88		1.76		44
248	3.54	*	(.57 )*	.89	*	2.08	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund may also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade only in limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

22	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC’s”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2012, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential. The average notional amount of call options written during the fiscal year ended June 30, 2012, was ($40,870). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on call options written.

Nuveen Investments	23

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tier hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

24	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,030,643	$—	$—	$1,030,643
Derivatives:
Call Options Written	(2,709)	—	—	(2,709)
Total	$1,027,934	$—	$—	$1,027,934

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$2,709

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$4,139

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$1,031

Nuveen Investments	25

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended June 30, 2012, aggregated $334,553 and $412,267, respectively.

Transactions in call options written during the fiscal year ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	70	8,722
Call options terminated in closing purchase transactions	(11)	(2,219)
Call options expired	(14)	(2,263)
Call options exercised	(5)	(500)
Outstanding, end of period	40	$3,740

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,022,035
Gross unrealized:
Appreciation	$99,218
Depreciation	(90,610)
Net unrealized appreciation (depreciation) of investments	$8,608

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2012, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$7,600
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared June 28, 2012 and paid on July 2, 2012.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2012 and June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income*	$72,747
Distributions from net long-term capital gains**	43,250

2011
Distributions from net ordinary income*	$56,860
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2012.

26	Nuveen Investments

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund’s tax year ended June 30, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2012, the complex-level fee rate for the Fund was .1731%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund, including its options strategy. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	27

Notes to Financial Statements (continued)

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2012, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

At June 30, 2012, Nuveen owned shares of the Fund as follows:

Class A Shares	12,500
Class C Shares	12,500
Class R3 Shares	12,500
Class I Shares	12,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

28	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	220
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	220
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	220
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	220
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220

Nuveen Investments	29

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	220
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

30	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	220
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	220
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	220
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

32	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the ”Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and NWQ Investment Management Company, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

Nuveen Investments	33

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In reviewing the performance information, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

34	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

36	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

38	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen NWQ Equity Income Fund	37.71%	52.46%

Fund’s Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	39

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NEQI-0612P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Global Total Return Fund [5]	35,050	0	0	0
Multi-Manager Large-Cap Value Fund	12,612	0	2,940	0
NWQ Equity Income Fund	11,205	0	0	0
NWQ Large-Cap Value Fund	13,547	0	2,940	0
NWQ Multi-Cap Value Fund	12,201	0	2,940	0
NWQ Small/Mid-Cap Value Fund	11,318	0	2,940	0
NWQ Small-Cap Value Fund	11,675	0	2,940	0
Tradewinds Value Opportunities Fund	26,202	0	4,440	0

Total	$133,810	$0	$19,140	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on 12/02/2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Global Total Return Fund	0%	0%	0%	0%
Multi-Manager Large-Cap Value Fund	0%	0%	0%	0%
NWQ Equity Income Fund	0%	0%	0%	0%
NWQ Large-Cap Value Fund	0%	0%	0%	0%
NWQ Multi-Cap Value Fund	0%	0%	0%	0%
NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%
NWQ Small-Cap Value Fund	0%	0%	0%	0%
Tradewinds Value Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Global Total Return Fund	N/A	N/A	N/A	N/A
Multi-Manager Large-Cap Value Fund	13,548	0	2,850	0
NWQ Equity Income Fund	11,009	0	0	0
NWQ Large-Cap Value Fund	14,010	0	2,850	0
NWQ Multi-Cap Value Fund	13,715	0	2,850	0
NWQ Small/Mid-Cap Value Fund	11,159	0	2,850	0
NWQ Small-Cap Value Fund	11,941	0	2,850	0
Tradewinds Value Opportunities Fund	34,448	0	2,850	0

Total	$109,830	$0	$17,100	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Global Total Return Fund	N/A	N/A	N/A	N/A
Multi-Manager Large-Cap Value Fund	0%	0%	0%	0%
NWQ Equity Income Fund	0%	0%	0%	0%
NWQ Large-Cap Value Fund	0%	0%	0%	0%
NWQ Multi-Cap Value Fund	0%	0%	0%	0%
NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%
NWQ Small-Cap Value Fund	0%	0%	0%	0%
Tradewinds Value Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Global Total Return Fund [1]	0	0	0	0
Multi-Manager Large-Cap Value Fund	2,940	0	0	2,940
NWQ Equity Income Fund	0	0	0	0
NWQ Large-Cap Value Fund	2,940	0	0	2,940
NWQ Multi-Cap Value Fund	2,940	0	0	2,940
NWQ Small/Mid-Cap Value Fund	2,940	0	0	2,940
NWQ Small-Cap Value Fund	2,940	0	0	2,940
Tradewinds Value Opportunities Fund	4,440	0	0	4,440

Total	$19,140	$0	$0	$19,140

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on 12/02/2011.

Fiscal Year Ended June 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Global Total Return Fund	N/A	N/A	N/A	N/A
Multi-Manager Large-Cap Value Fund	2,850	0	0	2,850
NWQ Equity Income Fund	0	0	0	0
NWQ Large-Cap Value Fund	2,850	0	0	2,850
NWQ Multi-Cap Value Fund	2,850	0	0	2,850
NWQ Small/Mid-Cap Value Fund	2,850	0	0	2,850
NWQ Small-Cap Value Fund	2,850	0	0	2,850
Tradewinds Value Opportunities Fund	2,850	0	0	2,850

Total	$17,100	$0	$0	$17,100

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012